Exhibit 10.2

COLLATERAL TRUST AND INTERCREDITOR AGREEMENT

Dated as of April 19, 2023

among

MONTANA RENEWABLES HOLDINGS LLC,

as Holdings,

MONTANA RENEWABLES, LLC,
as Company,

THE OTHER OBLIGORS
from time to time party hereto,

DELAWARE TRUST COMPANY,
as Administrative Agent,

THE OTHER PARITY LIEN REPRESENTATIVES
from time to time party hereto,

and

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Collateral Trustee

Article 1 DEFINITIONS; PRINCIPLES OF CONSTRUCTION2

Section 1.1 Defined Terms2

Section 1.2 Rules of Interpretation21

Article 2 THE TRUST ESTATE22

Section 2.1 Declaration of Trust22

Section 2.2 Collateral Shared Equally and Ratably23

Section 2.3 Identical Liens23

Section 2.4 Amounts Not Subject to Sharing23

Article 3 FUNDS AND ACCOUNTS24

Section 3.1 Creation of Accounts24

Section 3.2 Revenue Account25

Section 3.3 Operating and Maintenance Account28

Section 3.4 Rebate Transfer Account.29

Section 3.5 Debt Service Transfer Account29

Section 3.6 Bond Debt Service Reserve Deficiency Account31

Section 3.7 Term Loan Debt Service Reserve Deficiency Account32

Section 3.8 Term Loan IDC Reserve Account32

Section 3.9 Insurance/Condemnation and Disposition Proceeds Account.32

Section 3.10 Debt Proceeds Account.33

Section 3.11 Surplus Account.33

Section 3.12 Flow of Funds Termination Date35

Section 3.13 Money Held in Trust35

Section 3.14 Investment or Deposit of Accounts35

Section 3.15 Valuation of Accounts36

Section 3.16 Other Provisions relating to the Trust Accounts36

Article 4 OBLIGATIONS AND POWERS OF COLLATERAL TRUSTEE38

Section 4.1 Appointment and Undertaking of the Collateral Trustee38

Section 4.2 Release or Subordination of Liens39

Section 4.3 Enforcement of Liens40

Section 4.4 Application of Proceeds Upon Event of Default under any Parity Lien Document40

-ii-

(continued)

Section 4.5 Powers of the Collateral Trustee42

Section 4.6 Documents and Communications42

Section 4.7 For Sole and Exclusive Benefit of Holders of Parity Lien Obligations42

Section 4.8 Additional Parity Lien Debt43

Section 4.9 Prohibition on Contesting Liens; No Interference45

Section 4.10 Prohibition on Challenging this Agreement46

Article 5 OBLIGATIONS ENFORCEABLE BY THE OBLIGORS46

Section 5.1 Release of Liens on Collateral46

Section 5.2 Collateral Trustee not Required to Serve, File or Record47

Section 5.3 Release of Liens in Respect of Bonds47

Section 5.4 Release of Liens in Respect of any Series of Parity Lien Debt other than the Bonds47

Article 6 IMMUNITIES OF THE COLLATERAL TRUSTEE48

Section 6.1 No Implied Duty48

Section 6.2 Appointment of Agents and Advisors48

Section 6.3 Other Agreements48

Section 6.4 Solicitation of Instructions48

Section 6.5 Limitation of Liability49

Section 6.6 Documents in Satisfactory Form49

Section 6.7 Entitled to Rely50

Section 6.8 Parity Lien Debt Default50

Section 6.9 Actions by Collateral Trustee50

Section 6.10 Anti-Marshaling50

Section 6.11 Security or Indemnity in favor of the Collateral Trustee50

Section 6.12 Rights of the Collateral Trustee51

Section 6.13 Limitations on Duty of Collateral Trustee in Respect of Collateral51

Section 6.14 Assumption of Rights, Not Assumption of Duties52

Section 6.15 No Liability for Clean Up of Hazardous Materials52

Section 6.16 Other Relationships with the Obligors52

Article 7 RESIGNATION AND REMOVAL OF THE COLLATERAL TRUSTEE53

Section 7.1 Resignation or Removal of Collateral Trustee53

(continued)

Section 7.2 Appointment of Successor Collateral Trustee53

Section 7.3 Succession53

Section 7.4 Merger, Conversion or Consolidation of Collateral Trustee54

Section 7.5 Concerning the Collateral Trustee and the Parity Lien Representatives54

Article 8 MISCELLANEOUS55

Section 8.1 Amendment55

Section 8.2 Voting56

Section 8.3 Further Assurances.56

Section 8.4 Successors and Assigns56

Section 8.5 Delay and Waiver57

Section 8.6 Continuing Nature of this Agreement57

Section 8.7 Notices57

Section 8.8 Entire Agreement58

Section 8.9 Compensation; Expenses58

Section 8.10 Indemnity59

Section 8.11 Severability60

Section 8.12 Headings60

Section 8.13 Obligations Secured60

Section 8.14 Governing Law60

Section 8.15 Consent to Jurisdiction61

Section 8.16 Waiver of Jury Trial61

Section 8.17 Counterparts, Electronic Signatures62

Section 8.18 Effectiveness62

Section 8.19 Obligors and Additional Obligors62

Section 8.20 Insolvency63

Section 8.21 Rights and Immunities of Parity Lien Representatives63

Section 8.22 Force Majeure63

Section 8.23 Representations and Warranties64

Section 8.24 Additional Persons Bound Hereby64

(continued)

Exhibits

Exhibit A	-	Form of Additional Parity Lien Debt Certificate
Exhibit B	-	Form of Collateral Trust Joinder (Additional Parity Lien Debt)
Exhibit C	-	Form of Collateral Trust Joinder (Additional Obligor)
Exhibit D	-	Form of Revenue Account Withdrawal Requisition
Exhibit E	-	Form of Operating and Maintenance Withdrawal Requisition
Exhibit F	-	Form of Debt Service Withdrawal Requisition
Exhibit G	-	Form of Insurance/Condemnation and Disposition Proceeds Withdrawal Requisition
Exhibit H	-	Form of Debt Proceeds Withdrawal Requisition
Exhibit I	-	Form of Surplus Withdrawal Requisition
Exhibit J	-	Debt Service Deficiency Certificate

COLLATERAL TRUST AND INTERCREDITOR AGREEMENT

This COLLATERAL TRUST AND INTERCREDITOR AGREEMENT (as amended, supplemented, amended and restated or otherwise modified from time to time in accordance with Section 8.1 hereof, this “Agreement”) is dated as of April 19, 2023 and is by and among MONTANA RENEWABLES HOLDINGS LLC, a Delaware limited liability company (“Holdings”), MONTANA RENEWABLES, LLC, a Delaware limited liability company (the “Company”), the other Obligors from time to time party hereto, DELAWARE TRUST COMPANY, as administrative agent for the Term Lenders (defined below) (in such capacity and together with its successors in such capacity, the “Administrative Agent”), the other Parity Lien Representatives from time to time party hereto, and WILMINGTON TRUST, NATIONAL ASSOCIATION, as collateral trustee for the benefit of the Parity Lien Secured Parties (in such capacity and together with its successors in such capacity, the “Collateral Trustee”).

RECITALS

WHEREAS, the Company and Stonebriar Commercial Finance LLC, a Delaware limited liability company (“Stonebriar”) are parties to that certain Master Lease Agreement, dated as of December 31, 2021, between the Company as seller and lessee thereunder, and Stonebriar, as purchaser and lessor thereunder, as supplemented by the following (such Master Lease Agreement, as so supplemented, and as the same may be hereafter amended, restated, supplemented or otherwise modified from time to time, is hereinafter referred to as the “Master Lease Agreement”):

(a) a certain Equipment Schedule No. 1, dated as of December 30, 2022, between the Company and Stonebriar, which relates to a hydrogen plant (the “Hydrogen Plant”); and

(b) a certain Equipment Schedule No. 2, dated as of August 5, 2022, between the Company and Stonebriar which relates to a hydrocracker and related equipment (collectively, the “Hydrocracker Equipment”);

pursuant to which, among other things, Stonebriar purchased from, and leased back to, the Company, the Hydrogen Plant and the Hydrocracker Equipment;

WHEREAS, the Company and Stonebriar are also parties to that certain Interim Funding Agreement, dated August 5, 2022 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Interim Funding Agreement” and together with the Master Lease Agreement and the related bills of sale and equipment schedules executed by the parties thereto, collectively, the “Stonebriar Sale Leaseback Documents ”) between Stonebriar as lessor and the Company as lessee, pursuant to which, among other things, Stonebriar leases to the Company a feedstock pretreater facility (the “IFA Equipment” and together with the Hydrogen Plant and the Hydrocracker Equipment, collectively, the “Stonebriar Financed Equipment”) (all of the Indebtedness, liabilities and obligations of the Company to Stonebriar under the Stonebriar Sale Leaseback Documents are hereinafter referred to as the “Stonebriar Sale Leaseback Obligations”);

WHEREAS, the Company has entered into that certain Credit Agreement (the “Term Facility”), dated as of the date hereof (as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Term Loan Agreement”), by and among the Company, as borrower, Holdings, the lenders party thereto (collectively, the “Term Lenders”), and the Administrative Agent, as administrative agent, in an original principal amount equal to $75,000,000 (the “Term Loan”) (a) to finance project costs at the Company’s facility located at Great Falls, Montana, (b) to fund the Term Loan Debt Service Reserve Deficiency Account (as defined below) and the Term Loan IDC Reserve Account (as defined below), and (c) for other general corporate purposes, and the parties hereto desire to provide for securing the obligations under such Term Loan as Parity Lien Debt;

WHEREAS, Cascade County, Montana (the “Issuer”), may elect to issue certain Solid Waste Disposal and Sewage Facilities Revenue Bonds (Montana Renewables, LLC Project) Series 2023 (Green Bonds) in the aggregate principal amount of up to $250,000,000 (the “Initial Bonds”) pursuant to an Indenture of Trust (the “Indenture”), entered into between the Issuer and Wilmington Trust, National Association, as trustee thereunder (in such capacity and together with its successors in such capacity, the “Bond Trustee”);

WHEREAS, to the extent issued, the Issuer will loan to the Company the net proceeds of the Initial Bonds pursuant to a Loan Agreement dated as of the date of the Indenture (as the same may be amended and supplemented, the “Loan Agreement”), by and between the Issuer and the Company, and the Company will use such proceeds to reimburse itself for certain costs of the Project described in the Loan Agreement;

WHEREAS, the Company intends to secure its Obligations under the Loan Agreement (when and if borrowed), the Term Loan Agreement, any other future Parity Lien Debt and any other Parity Lien Obligations, with Liens on all present and future Collateral to the extent that such Liens have been provided for in the applicable Parity Lien Security Documents; and

WHEREAS, this Agreement sets forth the terms on which each Parity Lien Secured Party (other than the Collateral Trustee) has appointed Wilmington Trust, National Association to act as the Collateral Trustee for the present and future holders of the Parity Lien Obligations to receive, hold, maintain, administer and distribute the Collateral at any time delivered to the Collateral Trustee or the subject of the Parity Lien Security Documents, and to enforce the Parity Lien Security Documents and all interests, rights, powers and remedies of the Collateral Trustee with respect thereto or thereunder and the proceeds thereof.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

Article 1
DEFINITIONS; PRINCIPLES OF CONSTRUCTION
Section 1.1Defined Terms.  Capitalized terms used in this Agreement that are defined in the recitals hereto have the meanings specified in the recitals. In addition, the following terms will have the following meanings:

“Act of Parity Lien Debtholders” means, as to any matter at any time, a direction in writing delivered to the Collateral Trustee by or with the written consent of  (a) prior to the Enforcement

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Date, the holders of Parity Lien Debt representing the Required Parity Lien Debtholders, and (b) from and after the Enforcement Date, the Term Lenders.

“Additional Bonds” has the meaning given to such term in the Indenture.

“Additional Mortgage Instrument” has the meaning set forth in Section 4.8(g)(i).

“Additional Parity Lien Debt” has the meaning set forth in Section 4.8(b)(i).

“Additional Parity Lien Debt Certificate” means a notice in substantially the form of Exhibit A.

“Additional Secured Debt Designation” means the written agreement of the holders of any Series of Parity Lien Debt or their Parity Lien Representative, as set forth in the indenture, credit agreement, or other agreement governing such Series of Parity Lien Debt, for the benefit of all holders of each existing and future Series of Parity Lien Debt, the Collateral Trustee and each existing and future holder of Parity Liens:

(a)that all Parity Lien Obligations will be and are secured equally and ratably by all Parity Liens at any time granted by an Obligor to secure any Obligations in respect of such Series of Parity Lien Debt, whether or not upon property otherwise constituting collateral for such Series of Parity Lien Debt, and that all such Parity Liens will be enforceable by the Collateral Trustee for the benefit of all holders of Parity Lien Obligations equally and ratably;

(b)that the holders of Obligations in respect of such Series of Parity Lien Debt are bound by the provisions of this Agreement, including the provisions relating to the order of application of proceeds from the enforcement of Parity Liens; and

(c)consenting to and directing the Collateral Trustee to perform its obligations under this Agreement and the Parity Lien Security Documents.

“Administrative Fees and Expenses” means all application, commitment, financing, account administration, investment, costs, indemnities, and expenses due and payable to the Parity Lien Secured Parties pursuant to this Agreement, the other Parity Lien Documents or the written agreements between the Company and a Parity Lien Secured Party.

“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person.  For purposes of this definition, “control,” as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise; provided, however, that beneficial ownership of 10% or more of the Voting Stock of a Person will be deemed to be control by the other Person; and further, that any third Person which also beneficially owns 10% or more of the Voting Stock of a specified Person shall not be deemed to be an Affiliate of either the specified Person or the other Person merely because of such common ownership in such specified Person. For purposes of this definition, the terms “controlling,” “controlled by” and “under common control with” have correlative meanings.

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“Agreement” has the meaning set forth in the preamble.

“Asset Sale Proceeds” shall have the meaning given to such term in the Term Loan Agreement.

“Authorized Company Representative” means the Person or Persons designated at the time to act on behalf of the Company by written instrument furnished to the Collateral Trustee, containing the specimen signature of such Person or Persons and signed by any officer of the Company.  Such instrument may designate an alternate or alternates.

“Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy,” as now and hereafter in effect, or any successor statute.

“Bond Debt Service Reserve Account” means the Debt Service Reserve Account (as defined in the Indenture), created in the name of and held by the Bond Trustee under the Indenture.

“Bond Debt Service Reserve Deficiency Account” has the meaning set forth in Section 3.6.

“Bond Debt Service Reserve Fund Requirement” has the meaning provided in the Indenture.

“Bond Debt Service Transfer Account” has the meaning set forth in Section 3.4(a)(i).

“Bond Default” means any event or condition that constitutes an “Event of Default” or a “Termination Event” (or terms of similar import), where the Company is the sole “Defaulting Party” or the sole “Affected Party” (or terms of similar import), respectively, under, and as defined in, any Parity Lien Document related to any Bonds (when and if issued).

“Bond Interest Sub-Account” has the meaning set forth in Section 3.4(a)(i).

“Bond Principal Sub-Account” has the meaning set forth in Section 3.4(a)(i).

“Bond Trust Accounts” means the Bond Debt Service Transfer Account (including all sub-accounts therein), the Bond Debt Service Reserve Deficiency Account and the Rebate Transfer Account.

“Bond Trustee” means the nominee of the holders of the Bonds under the Indenture.

“Bonds” means, collectively, the Initial Bonds and the Additional Bonds for which the requirements set forth in Section 4.8 of this Agreement have been satisfied.

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized by law to close, or are in fact closed, in New York City or in the city where the corporate trust office of the Collateral Trustee is located.

“Calumet” means Calumet Specialty Products Partners, L.P., a publicly traded Delaware limited partnership.

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“Calumet Montana” means Calumet Montana Refining, LLC, a Delaware limited liability company.

“Calumet MSA Consent” shall mean that certain Direct Agreement, dated on or about the date hereof, and entered into between Calumet Montana, Company and the Collateral Trustee.

“Capital Stock” means (a) in the case of a corporation, corporate stock, (b) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock, (c) in the case of a partnership or limited liability company, partnership interests (whether general or limited) or membership interests, and (d) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

“Capitalized Leases” means, as applied to any Person, any lease of any Property by that Person as lessee that, in conformity with GAAP, is or should be accounted for as a financing lease on the balance sheet of that Person.

“Cash Equivalents” means any of the following types of investments, to the extent owned by the Company or any of its Subsidiaries:

(a)readily marketable direct obligations of the government of the United States or any agency or instrumentality thereof, or obligations unconditionally guaranteed by the full faith and credit of the government of the United States, in each case maturing within one year from the date of acquisition thereof;

(b)securities issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof having maturities of not more than one year from the date of acquisition thereof and, at the time of acquisition, having a rating of AA- or higher from S&P or Aa3 or higher from Moody’s (or, at any time that neither S&P nor Moody’s rates such obligations, an equivalent rating from another nationally recognized rating service);

(c)investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, a rating of at least A-1 or P-1 from either S&P or Moody’s (or, at any time that neither S&P nor Moody’s rates such obligations, an equivalent rating from another nationally recognized rating service);

(d)investments in certificates of deposit, banker’s acceptances and time deposits maturing within 270 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America, any State thereof, any country that is a member of the Organization for Economic Cooperation and Development or any political subdivision thereof, that has a combined capital and surplus and undivided profits of not less than $500,000,000;

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(e)fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria of clause (d) above;

(f)an interest bearing account maintained by the Collateral Trustee or its Affiliate with earnings based on the daily federal funds effective rate as determined by the Federal Reserve Bank of New York; and

(g)investments in “money market funds” within the meaning of Rule 2a-7 of the Investment Company Act of 1940, as amended, substantially all of whose assets are invested in investments of the type described in clauses (a) through (e) above.

“Collateral” means all Property (including Capital Stock) of the Obligors, now owned or hereafter acquired, upon which a Lien is purported to be created by a Parity Lien Security Document, other than any Excluded Property (as may be defined in each such Parity Lien Security Document).

“Collateral Trustee” has the meaning set forth in the preamble.

“Collateral Trust Joinder” means (i) with respect to the provisions of this Agreement relating to any Additional Parity Lien Debt, an agreement substantially in the form of Exhibit B, and (ii) with respect to the provisions of this Agreement relating to the addition of additional Obligors, an agreement substantially in the form of Exhibit C.

“Company” has the meaning set forth in the preamble.

“Condemnation Proceeds” has the meaning given to the term “Eminent Domain Proceeds” in the Term Loan Agreement.

“Consent” means (a) the Stonebriar Consent, (b) Lease Agreement Estoppel, (c) Calumet MSA Consent, and (d) each other consent to collateral assignment entered into on or after the date hereof pursuant to the terms of the Parity Lien Documents.

“Debt for Borrowed Money” means, for any Person, at any date of determination, the sum, without duplication, of (a) all items that, in accordance with GAAP, would be classified as indebtedness for borrowed money on a balance sheet of such Person at such date, and (b) all obligations of such Person under acceptance, letter of credit or similar facilities at such date, but excluding Indebtedness in respect of Capitalized Leases and purchase money debt.

“Debt Proceeds” means the cash proceeds of any Indebtedness incurred by any Obligor.

“Debt Proceeds Account” has the meaning set forth in Section 3.10(a).

“Debt Proceeds Withdrawal Requisition” means a requisition by the Company for withdrawals from the Debt Proceeds Account in substantially the form attached hereto as Exhibit H.

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“Debt Service Deficiency Certificate” means a certificate substantially the form attached hereto as Exhibit J.

“Debt Service Reserve Deficiency Accounts” means, collectively, the Bond Debt Service Reserve Deficiency Account, the Term Loan Debt Service Reserve Deficiency Account and the Term Loan IDC Reserve Account.

“Debt Service Transfer Accounts” mean, collectively, the Bond Debt Service Transfer Account, the Term Loan Debt Service Transfer Account, and the General Debt Service Transfer Account.

“Distribution Date” shall mean a date on which the Company is permitted to make Restricted Payments under each of the Parity Lien Documents.

“Employee Benefit Plan” means any “employee benefit plan” as defined in Section 3(3) of ERISA which is or was adopted, sponsored, maintained or contributed to by, or required to be contributed to by, Company or any of their respective ERISA Affiliates (as such term is defined in the Term Loan Agreement), or with respect to or in connection with which Company could have any actual or contingent liability.

“Enforcement Date” means the first day following the period of 90 calendar days commencing upon the earlier of notice to the Collateral Trustee of any of (a) the failure of the Company or any Obligor to pay any principal, interest, fee or other amount required to be paid under the Term Loan Agreement resulting in an Event of Default under and as defined in the Term Loan Agreement or (b) the acceleration of Indebtedness under the Term Loan Agreement in accordance with the terms therein; provided that the Enforcement Date shall be stayed and shall not occur and shall be deemed not to have occurred with respect to any Collateral (i) at any time the Required Parity Lien Debtholders have commenced and is diligently pursuing any enforcement action with respect to such Collateral, or (ii) at any time the Obligor which has granted a security interest in such Collateral is then a debtor under or with respect to (or otherwise subject to) any Insolvency or Liquidation Proceeding.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor thereto.

“Event of Damage” has the meaning assigned to the term “Casualty Event” in the Term Loan Agreement.

“Excess Cash Flow Prepayment” means the prepayment specified in Section 2.04(b)(i) of the Term Loan Agreement.

“Feedstock Purchase Agreements” means, whether one or more, (a) the Supply and Offtake Agreement, dated as of November 2, 2022, between Macquarie and the Company; and (b) any other agreement for the purchase of materials to be used as feedstock for the Project, including without limitation any purchase order to the same effect, as any such agreement may from time to time be supplemented, modified, replaced or amended (and expressly so described therein as such for the avoidance of doubt) in accordance with the terms thereof, this Agreement and as permitted by each of the Parity Lien Documents.

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“Financial Assets” has the meaning set forth in Section 3.16(d).

“Financing Documents” has the meaning set forth in the Loan Agreement.

“Flow of Funds Termination Date” has the meaning set forth in Section 3.12.

“GAAP” means generally accepted accounting principles as in effect from time to time in the United States, consistently applied.

“General Debt Interest Sub-Account” has the meaning set forth in Section 3.4(a)(iii).

“General Debt Principal Sub-Account” has the meaning set forth in Section 3.4(a)(iii).

“General Debt Service Transfer Account” has the meaning set forth in Section 3.4(a)(iii).

“Guarantee” means a guarantee by any Person other than by endorsement of negotiable instruments for collection in the ordinary course of business, direct or indirect, in any manner including, without limitation, by way of a pledge of assets, acting as co-obligor or through letters of credit or reimbursement agreements in respect thereof, of all or any part of any Indebtedness of any other Person.

“Hague Securities Convention” shall mean the Convention on the Law Applicable to Certain Rights in Respect of Securities Held with an Intermediary (concluded July 5, 2006), which became effective in the United States on April 1, 2017.

“Holdings” has the meaning set forth in the preamble.

“Hydrocracker Equipment” has the meaning set forth in the recitals.

“Hydrogen Plant” has the meaning set forth in the recitals.

“IDC Reserve Fund Requirement” has the meaning given to the term in the Term Loan Agreement.

“IFA Equipment” has the meaning set forth in the recitals.

“Indebtedness” means, with respect to any specified Person, any indebtedness of such Person for:

(a)all Debt for Borrowed Money;

(b)that portion of obligations with respect to Capitalized Leases that is properly classified as a liability on a balance sheet in conformity with GAAP;

(c)all obligations of such Person evidenced by notes, bonds, debentures, drafts or other similar instruments representing extensions of credit whether or not representing obligations for borrowed money;

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(d)all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person;

(e)any obligation owed for all or any part of the deferred purchase price of property or services (excluding any such obligations incurred under an Employee Benefit Plan), which purchase price is due more than six months from the date of incurrence of the obligation in respect thereof;

(f)all indebtedness secured by any Lien on any property or asset owned or held by such Person regardless of whether the indebtedness secured thereby shall have been assumed by such Person or is nonrecourse to the credit of that Person;

(g)the amount of any letter of credit issued for the account of such Person or as to which such Person is otherwise liable for reimbursement of drawings;

(h)the direct or indirect guaranty, endorsement (otherwise than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the obligation of another;

(i)any obligation of such Person the primary purpose or intent of which is to provide assurance to an obligee that the obligation of the obligor thereof will be paid or discharged, or any agreement relating thereto will be complied with, or the holders thereof will be protected (in whole or in part) against loss in respect thereof;

(j)all obligations of such Person under Sale Leasebacks;

(k)any liability of such Person for an obligation of another through any agreement (contingent or otherwise) (i) to purchase, repurchase or otherwise acquire such obligation or any security therefor, or to provide funds for the payment or discharge of such obligation (whether in the form of loans, advances, stock purchases, capital contributions or otherwise) or (ii) to maintain the solvency or any balance sheet item, level of income or financial condition of another; and

(l)all obligations of such Person in respect of any exchange traded or over the counter derivative transaction whether entered into for hedging or speculative purposes.

“Indemnified Liabilities” means any and all liabilities (including all environmental liabilities), obligations, losses, damages, penalties, actions, judgments, suits, costs, taxes, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, performance, administration or enforcement of this Agreement or any of the other Parity Lien Security Documents, including any of the foregoing relating to the use of proceeds of any Parity Lien Debt or the violation of, noncompliance with or liability under, any law (including environmental laws) applicable to or enforceable against Holdings, any Subsidiary of Holdings or the Company or any of the Collateral and all reasonable costs and expenses (including reasonable fees and expenses of legal counsel selected by the Indemnitee) incurred by any Indemnitee in connection with any claim, action, investigation or proceeding in any respect relating to any of the foregoing, whether or not suit is brought.

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“Indemnitee” has the meaning set forth in Section 8.10(a).

“Indenture” has the meaning set forth in the recitals.

“Initial Bonds” has the meaning set forth in the preamble.

“Insurance/Condemnation Proceeds” means (a) any Insurance Proceeds received following an Event of Damage, (b) any Condemnation Proceeds received following an Event of Taking, and (c) any termination payments received by Company under any Material Contract.

“Insurance/Condemnation and Disposition Proceeds Account”  has the meaning set forth in Section 3.9(a).

“Insurance/Condemnation and Disposition Proceeds Withdrawal Requisition” means a requisition by the Company for withdrawals from the Insurance/Condemnation and Disposition Proceeds Account in substantially the form attached hereto as Exhibit G.

“Insurance Proceeds” means insurance proceeds or other compensation, awards, damages and other payments or relief (exclusive, in each case, of the proceeds of liability insurance, delay in start-up insurance and business interruption insurance and other payments for interruption of operations) with respect to any Event of Damage.

“Insolvency or Liquidation Proceeding” means:

(a)any case commenced by or against Holdings, the Company, any other Material Subsidiary or any Obligor under the Bankruptcy Code or any similar federal or state law for the relief of debtors, any other proceeding for the reorganization, recapitalization or adjustment or marshalling of the assets or liabilities of Holdings, the Company, any other Material Subsidiary or any Obligor, any receivership or assignment for the benefit of creditors relating to Holdings, the Company, any other Material Subsidiary or any Obligor or any similar case or proceeding relative to Holdings, the Company, any other Material Subsidiary or any Obligor or its creditors, as such, in each case whether or not voluntary;

(b)any liquidation, dissolution, marshalling of assets or liabilities or other winding up of or relating to Holdings, the Company, any other Material Subsidiary or any Obligor, in each case, whether or not voluntary and whether or not involving bankruptcy or insolvency; or

(c)any other proceeding of any type or nature in which substantially all claims of creditors of Holdings, the Company, any other Material Subsidiary or any Obligor are determined and any payment or distribution is or may be made on account of such claims.

“Intercompany Loan Agreement” means the Intercompany Loan Agreement, dated as of January 5, 2023, between the Company, as borrower, and Calumet, as lender.

“Inventory Agreements” means, whether one or more, (a) the Supply and Offtake Agreement, dated as of November 2, 2022, between Macquarie and the Company; and (b) any

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other agreement for the purchase of materials to be used as feedstock for the Project, including without limitation any purchase order to the same effect, as any such agreement may from time to time be supplemented, modified, replaced or amended (and expressly so described therein as such for the avoidance of doubt) in accordance with the terms thereof and of this Agreement.

“Investment Securities” means, collectively, cash and Cash Equivalents.

“ISDA Master Agreement” means any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement relating to transactions of the type described in clause (a) of the definition of “Swap Contract” contained therein, together with any related schedules.

“Issuer” has the meaning set forth in the recitals.

“Lien” means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law, including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in and any filing of or agreement to give any financing statement under the UCC (or equivalent statutes) of any jurisdiction other than a precautionary financing statement respecting a lease not intended as a security agreement.

“Loan Documents” has the meaning set forth in the Term Loan Agreement.

“Macquarie” means Macquarie Energy North America Trading, Inc., a Delaware corporation, together with its successors and assigns.

“Macquarie Letter Agreement” means that certain Letter Agreement, dated on or about the date hereof, and entered into between Macquarie, Company and the Collateral Trustee.

“Major Maintenance Expenses” shall mean all expenses incurred by the Company or an Obligor (including for labor) for regularly scheduled (or reasonably anticipated) major maintenance of the Project (including teardowns, overhauls, capital improvements and replacements of major components of the Project) in accordance with good industry practices and vendor and supplier recommendations.

“Master Services Agreement” means the Master Services Agreement, dated as of November 18, 2021, by and between Company and Calumet Montana.

“Material Contract” has the meaning set forth in the Term Loan Agreement.

“Material Subsidiary” means each direct or indirect Subsidiary of the Company that (a) owns 5% or more of the consolidated total assets of the Company and its Subsidiaries, (b) generates 5% or more of the consolidated revenues of the Company and its Subsidiaries, (c) is the owner of the Capital Stock of any other Material Subsidiary of the Company, or (d) each member of any group comprising direct or indirect Subsidiaries of the Company that each would not have been a Material Subsidiary under clauses (a), (b), or (c) but that, taken together, had revenues or total

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assets in excess of 5% of the consolidated revenues or total assets, as applicable, of the Company and its Subsidiaries. Any Subsidiary that at any time qualifies as a Material Subsidiary pursuant to the qualifications of this definition shall remain a Material Subsidiary notwithstanding any subsequent failure to qualify hereunder.

“Membership Interest Pledge Agreement” means that certain Membership Interest Pledge Agreement, dated of even date herewith, by and between Holdings as the pledgor thereunder and the Collateral Trustee, as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Monthly Funding Date” means the 25th day of each calendar month, or if such date is not a Business Day, the immediately preceding Business Day.

“Moody’s” means Moody’s Investors Service, Inc.

“Mortgage Instrument” means each of the mortgages, leasehold mortgages, deeds of trust, leasehold deeds of trust or Additional Mortgage Instruments, to secure debt (as the same may be amended, modified, restated or supplemented from time to time) from the applicable Obligor in favor of the Collateral Trustee, on behalf of the Parity Lien Secured Parties, encumbering the fee interest and/or leasehold interest of such Obligor in the Real Properties specified therein.

“Mortgaged Properties” means each of the Real Properties that is subject to a Mortgage Instrument, or required by any Parity Lien Document to become subject to a Mortgage Instrument, but excluding any such Real Properties in which the Collateral Trustee’s Liens are from time to time released pursuant to this Agreement.

“Net Revenues” means Project Revenues less Operating and Maintenance Expenses.

“Obligations” means any obligations of any kind, whether fixed or contingent, matured or unmatured, including any principal, premium, if any, interest (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization, whether or not a claim for post-filing interest is allowed in such proceeding), penalties, fees, charges, expenses, indemnifications, reimbursement obligations, damages, guarantees, and other liabilities or amounts payable under the documentation governing any Indebtedness or in respect thereto (including, without limitation, all Obligations under (and as defined in) the Term Loan Agreement and the other Loan Documents).

“Obligor” means (a) Company, (b) Holdings, (c) each Person who has guaranteed payment of any Parity Lien Obligations pursuant to a Guarantee, in each case until their respective Guarantee of all Parity Lien Obligations is released in accordance with the terms of the applicable Parity Lien Documents, and (d) any other Person that at any time provides collateral security for any Parity Lien Obligations, in each case, including their respective successors and assigns.

“Officers’ Certificate” means a certificate with respect to compliance with a condition or covenant provided for in this Agreement, signed on behalf of the Company by two officers of the Company, one of whom must be the principal executive officer, the principal financial officer, the treasurer or the principal accounting officer of the Company, including:

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(a)a statement that the Person making such certificate has read such covenant or condition;
(b)a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate are based;
(c)a statement that, in the opinion of such Person, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been satisfied; and
(d)a statement as to whether or not, in the opinion of such Person, such condition or covenant has been satisfied.

“Operating Account” means the deposit account subject to the Wells Fargo Operating DACA.

“Operating and Maintenance Account” has the meaning set forth in Section 3.3(a).

“Operating and Maintenance Expenses” means (a) cash maintenance and operation costs (including all Major Maintenance Expenses, but excluding payments in respect of Parity Lien Debt) due and payable or that will be incurred or become due and payable during the following 35 days in connection with the operation and maintenance of the Project, consistent with material project contracts and prudent industry practice, including, without limitation, payments pursuant to any Feedstock Purchase Agreement, Administrative Fees and Expenses, payments to any consultants, payments for insurance, taxes of the Company, consumables, advertising, marketing, labor costs, information and communication technology costs relating to the Project and costs for technological development relating to the Project, payments under real property agreements, payments pursuant to agreements for the management, operation or maintenance of the Project, including payments to Calumet Montana under the Master Services Agreement (as in effect on the date hereof), reasonable legal fees and expenses of the Company in connection with the management, maintenance or operation of the Project, fees in connection with obtaining, transferring, maintaining or amending any approvals from any governmental authority, costs in connection with the performance of environmental mitigation work to be carried out by the Company and reasonable general and administrative expenses, and (b) all payments of principal and interest and other obligations under and in accordance with the Working Capital Facility Credit Agreement, but exclusive in all cases of (i) noncash charges, including depreciation or obsolescence charges or reserves therefor, amortization of intangibles or other non-cash bookkeeping entries of a similar nature, (ii) payments for restoration or repair of the Project from the Insurance/Condemnation and Disposition Proceeds Account, (iii) Restricted Payments of any kind to an Obligor or an Affiliate of an Obligor, and (iv) any payments due under the Stonebriar Sale Leaseback Obligations.

“Operating and Maintenance Withdrawal Requisition” means a requisition by the Company for withdrawals from the Operating and Maintenance Account in substantially the form attached hereto as Exhibit E.

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“Organizational Documents” means, with respect to any Person, as applicable, its certificate or articles of incorporation or organization, by laws, certificate of partnership, partnership agreement, certificate of formation, articles of organization, limited liability company agreement and/or operating agreement, and all shareholder agreements, voting trusts and similar arrangements applicable to any of such Person’s partnership interests, limited liability company interests or authorized shares of Equity Interests, in each case as amended.
“Lease Agreement” means that certain Ground Lease, dated on or about the date hereof, by and between Calumet Montana and the Company, as evidenced by that certain Memorandum of Ground Lease, dated on or about the date hereof, to be recorded in the Official Public Records of Cascade County, Montana.
“Lease Agreement Estoppel” means that certain Ground Lease Estoppel Agreement, dated on or about the date hereof, entered into by Calumet Montana in favor of the Collateral Trustee with respect to the Lease Agreement.

“Parity Debt” means any Permitted Debt under the Term Loan Agreement that is payable on parity with the Stonebriar Sale Leaseback Obligations and the Parity Lien Obligations, including the Term Loan and the Bonds.

“Parity Lien” means a Lien granted by an Obligor in favor of the Collateral Trustee pursuant to a Parity Lien Security Document, at any time, upon any property of any such Obligor to secure any Parity Lien Obligation.

“Parity Lien Debt” means:

(a)	the Indebtedness of each Obligor under the Bonds and the Loan Agreement (if and when issued); provided, that the initial stated principal amount of the Bonds and the loans under the Loan Agreement shall be no greater than $250,000,000;

(b)the Indebtedness of each Obligor under the Term Facility; and

(c)any other Indebtedness (other than intercompany Indebtedness owing to the Company or its Subsidiaries or its Affiliates) of the Company (including Additional Bonds and Guarantees thereof and Indebtedness under any term loan, entered into after the date of this Agreement) that is secured equally and ratably with the Parity Lien Obligations by a Parity Lien that is permitted to be incurred and so secured under each applicable Parity Lien Document; provided, however, that in the case of any Indebtedness referred to in this clause (c), that:
(i)on or before the date on which such Indebtedness is incurred by the Company, such Indebtedness is designated by the Company, in an Additional Parity Lien Debt Certificate executed and delivered in accordance with Section 4.8(b), as “Parity Lien Debt” for the purposes of the Indenture and this Agreement;
(ii)other than in the case of any Additional Bonds and Guarantees thereof issued under the Indenture, such Indebtedness is governed by an indenture,

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credit agreement or other agreement that includes an Additional Secured Debt Designation and, in each case, the Parity Lien Representative of such Parity Lien Debt (other than Additional Bonds) shall have executed a Collateral Trust Joinder;
(iii)all other requirements set forth in Section 4.8 have been complied with; and
(iv)on or before the date on which such Indebtedness is incurred, Company has delivered to the Collateral Trustee and each Parity Lien Representative an Officer’s Certificate stating that such Indebtedness is permitted by each applicable Parity Lien Document to be incurred and secured with a Parity Lien equally and ratably with all other Parity Lien Debt.

“Parity Lien Debt Default” means any Event of Default (as defined in the Term Loan Agreement), any Bond Default or any similar event or condition set forth in any other Parity Lien Document that causes, or permits holders of the applicable Series of Parity Lien Debt outstanding thereunder (with or without the giving of notice or lapse of time, or both, and whether or not notice has been given or time has lapsed) to cause, the Parity Lien Debt outstanding thereunder to become immediately due and payable.

“Parity Lien Documents” means, collectively, the Indenture, the Bonds, the Loan Agreement and other Financing Documents, the Term Loan Agreement and other Loan Documents, the Parity Lien Security Documents, and any additional indenture, supplemental indenture, credit agreement or other agreement governing each other Series of Parity Lien Debt, and “Parity Lien Document” means each of the foregoing.

“Parity Lien Obligations” means Parity Lien Debt and all other Obligations in respect thereof.

“Parity Lien Representative” means:

(a)in the case of the Bonds, the Bond Trustee;

(b)in the case of the Term Facility, the Administrative Agent;

(c)any holder of Parity Lien Debt acting in its individual capacity so long as such Person is, or has become, a party to this Agreement; or

(d)in the case of any Series of Parity Lien Debt (other than as described in (a) or (b) above), the agent or representative of the holders of such Series of Parity Lien Debt that (1) is appointed to act for the holders of such Series of Parity Lien Debt (for purposes related to the administration of the Parity Lien Security Documents) pursuant to an indenture, credit agreement or other agreement governing such Series of Parity Lien Debt, together with its successors in such capacity, and (2) has become a party to this Agreement by executing a Collateral Trust Joinder.

“Parity Lien Secured Parties” means, collectively, (a) the Administrative Agent, (b) the Term Lenders, (c) the Collateral Trustee, and (d) each Parity Lien Debt Representative and any

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other holder of Parity Lien Debt (including the holders of the Bonds if and when the Bonds are issued).

“Parity Lien Security Documents” means this Agreement, each Collateral Trust Joinder, the Security Agreement, the Membership Interest Pledge Agreement, the Mortgage Instruments, the Wells Fargo Collections DACA, Wells Fargo Operating DACA, Wells Fargo Transfer DACA, Working Capital Facility Intercreditor Agreement, Macquarie Letter Agreement, the Consents, and all other security agreements, pledge agreements, hypothecs, collateral assignments, mortgages, deeds of trust, deeds to secure debt, collateral agency agreements, debentures, control agreements or other grants or transfers for security executed and delivered by the Company or Holdings in favor of the Collateral Trustee for the benefit of the Parity Lien Secured Parties creating (or purporting to create) a Parity Lien upon Collateral (including, without limitation, the financing statements under the Uniform Commercial Code of the relevant state), in each case, as amended, supplemented, modified, renewed, restated or replaced, in whole or in part, from time to time, in accordance with its terms and Section 8.1 of this Agreement.

“Payment Date” means (i) with respect to the Bonds, each April 1, and October 1, commencing on October 1, 2023 or such other semi-annual dates as specified by Company to the Collateral Trustee in accordance with the Indenture, and for any Additional Bonds, the dates set forth in the Supplemental Indenture authorizing such Additional Bonds, (ii) with respect to the Term Loan, such dates as provided in the Term Loan Agreement for the scheduled payment of principal or interest, as the case may be, (iii) with respect to the Stonebriar Sale Leaseback Obligations, such dates as provided in the Stonebriar Sale Leaseback Documents, and (iv) with respect to any Additional Parity Lien Debt, the payment date specified in the documents evidencing such Additional Parity Lien Debt.

“Permitted Tax Payments” means customary tax distributions to the members of the Company and the members of Holdings intended to be sufficient to enable them to pay, on a quarterly basis, federal, state and local taxes arising from the allocations made to such members, computed in the following manner: for any taxable period (or portion thereof) following the date hereof, the product of (1) the taxable income generated by Company for such period (calculated taking into account deductibility of state and local taxes to the extent applicable) reduced, but not below zero, by any tax deduction, loss or credit previously or currently allocated and not previously taken into account for purposes of the calculation of the amount of any tax distribution; provided, that any adjustments by reason of Sections 734 or 743 of the Code shall not be taken into account in calculating the amount of any tax distribution, and (2) the maximum combined marginal U.S. federal, state and/or local income tax rate applicable to an individual resident in New York, New York or a corporation resident in Delaware (in each case, taking into account the net investment income tax), whichever is greater, in respect of income recognized during the relevant tax period.

“Person” means an individual, a corporation, a partnership (limited or general), a limited liability company, an association, a trust or any other entity, including a government or political subdivision or an agency or instrumentality thereof.

“Phase 2 Planned Turnaround” means the turnaround planned as part of sustainable aviation fuel expansion contemplated with respect to the Project.

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“Plan of Reorganization” means any plan of reorganization, plan of liquidation, agreement for composition, or other dispositive type of plan of arrangement proposed in or in connection with any Insolvency or Liquidation Proceeding.

“Product Sales Agreements” means agreements of the Company with respect to the true sale by the Company of inventory in the ordinary course of business.

“Project” means the Company’s renewable diesel facility located in Great Falls, Montana consisting of pretreatment facilities, a renewable diesel unit, a renewable hydrogen unit, tank farms, rail systems, wastewater facilities, real property, a sustainable aviation fuel expansion, and other related equipment and supporting infrastructure necessary to produce renewable diesel and jet fuels from renewable feedstock.

“Project Costs” means costs incurred or to be incurred in relation to the Project, including but not limited to reimbursement of costs incurred prior to the date hereof as well as transaction costs.

“Project Documents” has the meaning set forth in the Security Agreement.

“Project Revenues” means all amounts received or receivable for the account of the Company from operation of the Project including revenues arising under the Product Sales Agreements.

“Property” means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

“Quarterly Funding Date” means the last Business Day of each fiscal quarter.

“Reaffirmation Agreement” means an agreement reaffirming the security interests granted to the Collateral Trustee in substantially the form attached as Exhibit 1 to Exhibit A of this Agreement.

“Real Properties” means, at any time of determination, any fee or leasehold interest, easement, consent, permit or license, then owned or held by the Company in any real property.

“Rebate Fund” means the fund established under the Indenture.

“Rebate Transfer Account” has the meaning assigned to such term in Section 3.4(a).

“Required Parity Lien Debtholders” means, as of any date of determination, the holders of Parity Lien Debt owed or holding more than 50% of the sum of aggregate principal amount and related accrued interest of all Parity Lien Debt then outstanding as of such date, as calculated in accordance with the provisions of Section 8.2, but expressly excluding any such Parity Lien Debt registered in the name of, or beneficially owned by, the Company, any Obligor, or any Affiliate of the Company or any Obligor.

“Restricted Payment” means (a) any dividend or other distribution, direct or indirect, on account of any Capital Stock of Company now or hereafter outstanding; (b) any redemption,

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retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any Capital Stock of Company now or hereafter outstanding; (c) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any Capital Stock of Company now or hereafter outstanding; (d) management or similar fees payable to Company’s Affiliates (other than payments to Calumet Montana pursuant to the Master Services Agreement); and (e) any payment or prepayment of principal of, premium, if any, or interest on, or redemption, purchase, retirement, defeasance (including in substance or legal defeasance), sinking fund or similar payment with respect to, any Indebtedness owed by Company to any of its Affiliates.

“Revenue Account” has the meaning assigned to such term in Section 3.2(a).

“Revenue Account Withdrawal Requisition” means a requisition by the Company for withdrawals from the Revenue Account in substantially the form attached hereto as Exhibit D.

“Revenues” means (a) all Project Revenues; (b) all interest, profits or other income derived from the investment of amounts in any Trust Account established pursuant to this Agreement; (c) liquidated damages payable by or for the account of construction contractors, including for delays in completing the Project or for interference with Project operations; (d) all proceeds of ordinary course swap settlement payments payable under permitted hedge agreements, and (e) any equity contributions made to the Obligors (other than Holdings).

“RINs” means each number assigned to each physical gallon of renewable fuel produced or imported by a registered producer, which numbers constitute credits used for compliance with, and are the currency of, the “Renewable Fuel Standards Program” administered by the EPA.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc.

“Sale Leaseback” means any transaction or series of related transactions pursuant to which a Person (a) sells, transfers or otherwise disposes of any property, real or personal, whether now owned or hereafter acquired, and (b) as part of such transaction, thereafter rents or leases such property or other property that it intends to use for substantially the same purpose or purposes as the property being sold, transferred or disposed of.

“Security Agreement” means that certain Security Agreement, dated of even date herewith, by and between the Company and the Collateral Trustee, as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Series of Parity Lien Debt” means, severally, (a) the Obligations under the Indenture, (b) the Obligations under the Term Loan, and (c) each separate issue of Indebtedness which constitutes Parity Lien Debt (with agreements between one or more of the same Obligors, on the one hand, and one or more of the same counterparties, on the other hand, constituting a single issue and a single Series of Parity Lien Debt, so long as such agreements represent confirmations or transactions under a single common agreement among such parties).

“Stonebriar” has the meaning set forth in the recitals.

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“Stonebriar Consent” shall mean that certain Lessor Consent Agreement, dated on or about the date hereof, and entered into between Stonebriar, Company and the Collateral Trustee.

“Stonebriar Financed Equipment” has the meaning set forth in the recitals.

“Stonebriar Sale Leaseback Documents” has the meaning set forth in the recitals

“Stonebriar Sale Leaseback Obligations” has the meaning set forth in the recitals.

“Subsidiary” means, with respect to any specified Person:

(a)any corporation, association or other business entity (other than a partnership or limited liability company) of which more than 50% of the total voting power of Voting Stock is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person (or a combination thereof); and
(b)any partnership (whether general or limited) or limited liability company (i) the sole general partner or member of which is such Person or a Subsidiary of such Person, or (ii) if there is more than a single general partner or member, either (x) the only managing general partners or managing members of which are such Person or one or more Subsidiaries of such Person (or any combination thereof) or (y) such Person owns or controls, directly or indirectly, a majority of the outstanding general partner interests, member interests or other Voting Stock of such partnership or limited liability company, respectively.

“Surplus Account” has the meaning set forth in Section 3.11(a).

“Surplus Withdrawal Requisition” means a requisition by the Company for withdrawals from the Surplus Account in substantially the form attached hereto as Exhibit I.

“Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, commodity futures contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of ISDA Master Agreement, including any such obligations or liabilities under any ISDA Master Agreement.

“Term Facility” has the meaning set forth in the Recitals.

“Term Lenders” has the meaning set forth in the Recitals.

“Term Loan” has the meaning set forth in the Recitals.

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“Term Loan Agreement” has the meaning set forth in the Recitals.

“Term Loan Debt Service Reserve Deficiency Account” has the meaning set forth in Section 3.7.

“Term Loan Debt Service Reserve Fund Requirement” has the meaning given to the term “Debt Service Reserve Requirement” in the documents evidencing the Term Loan.

“Term Loan Debt Service Transfer Account” has the meaning set forth in Section 3.4(a)(ii).

“Term Loan IDC Reserve Account” has the meaning set forth in Section 3.8.

“Term Loan Interest Sub-Account” has the meaning set forth in Section 3.4(a)(ii).

“Term Loan Principal Sub-Account” has the meaning set forth in Section 3.4(a)(ii).

“Trigger Event” means any Parity Lien Debt Default has occurred and is continuing under, and has been declared by the applicable Parity Lien Representative in accordance with, the applicable Parity Lien Document.

“Trust Accounts” has the meaning set forth in Section 3.1(a).

“Trust Estate” has the meaning set forth in Section 2.1.

“UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York; provided, however, that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the security interest in any Collateral or the availability of any remedy hereunder is governed by the Uniform Commercial Code as in effect on or after the date hereof in any other jurisdiction, then the term “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection or availability of such remedy.

“Voting Stock” of any Person as of any date means the Capital Stock of such Person that is at the time entitled (without regard to the occurrence of any contingency) to vote in the election of the board of directors, managers or trustees of such Person.

“Wells Fargo Collections DACA” means that certain Amended and Restated Deposit Account Control Agreement, dated on the date hereof, and entered into between Company, the Working Capital Facility Agent, the Collateral Trustee and Wells Fargo Bank, National Association, as Bank, with respect to bank account number (last four digits only) 6943 [Collections Account].

“Wells Fargo Operating DACA” means that certain Deposit Account and Sweep Investment Control Agreement, dated on the date hereof, and entered into between the Company, the Collateral Trustee and Wells Fargo Bank, National Association, as Bank, with respect to bank account number (last four digits only) 6935 [Operating Account].

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“Wells Fargo Transfer DACA” means that certain Deposit Account Control Agreement, dated on the date hereof, and entered into between Company, the Collateral Trustee and Wells Fargo Bank, National Association, as Bank, with respect to bank account number (last four digits only) 7111 [Transfer Account].

“Working Capital Facility Agent” means Wells Fargo Bank, National Association, in its capacity as agent for the lenders under the Working Capital Facility Credit Agreement, and any successor thereto or replacement thereof (whether one or more, in the event that there are multiple Working Capital Facility Credit Agreements).

“Working Capital Facility Credit Agreement” means (i) as of the date hereof, the Credit Agreement dated as of November 2, 2022, as amended, restated, supplemented or otherwise modified, refinanced or replaced from time to time, among the Company, Holdings, Wells Fargo, N.A., the lenders identified therein and the Working Capital Facility Agent, and (ii) also includes, whether one or more, any replacement for, addition to, amendment or modification of, or supplement to such Credit Agreement, including another additional credit agreement (and related loan documents) in substitution or replacement for an Inventory Agreement, which provides for working capital financing for the Company’s inventory, or inventory and accounts (and related assets) together, and which may (but need not) be in the form of a secured revolving credit facility determined by a borrowing base whose components include inventory and accounts.

“Working Capital Facility Debt” means the Indebtedness of the Company and the other Obligors under the Working Capital Facility Credit Agreement and all of the other Loan Documents (as defined in the Working Capital Facility Credit Agreement).

“Working Capital Facility Intercreditor Agreement” means that certain Intercreditor Agreement, dated on or about the date hereof, and entered into by and among Working Capital Facility Agent and Collateral Trustee.

Section 1.2Rules of Interpretation.
(a)Unless otherwise indicated, any reference to any agreement or instrument will be deemed to include a reference to that agreement or instrument as assigned, amended, supplemented, amended and restated, or otherwise modified and in effect from time to time or replaced in accordance with the terms of such agreement or instrument and this Agreement.
(b)The use in this Agreement or any of the other Parity Lien Security Documents of the word “include” or “including,” when following any general statement, term or matter, will not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation” or “but not limited to” or words of similar import) is used with reference thereto, but will be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter. The word “will” shall be construed to have the same meaning and effect as the word “shall.”

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(c)References to “Sections,” “clauses,” “recitals” and the “preamble” will be to Sections, clauses, recitals and the preamble, respectively, of this Agreement unless otherwise specifically provided. References to “Articles” will be to Articles of this Agreement unless otherwise specifically provided. References to “Exhibits” and “Schedules” will be to Exhibits and Schedules, respectively, to this Agreement unless otherwise specifically provided.
(d)Notwithstanding anything to the contrary in this Agreement, any references contained herein to any section, clause, paragraph, definition or other provision of any Parity Lien Document (including any definition contained therein) shall be deemed to be a reference to such section, clause, paragraph, definition or other provision as in effect on the date of this Agreement; provided that, unless otherwise set forth herein, any reference to any such section, clause, paragraph or other provision shall refer to such section, clause, paragraph or other provision of such Parity Lien Document (including any definition contained therein) as amended or modified from time to time if such amendment or modification has been made in accordance with such Parity Lien Document and this Agreement.
(e) This Agreement and the other Parity Lien Security Documents will be construed without regard to the identity of the party who drafted it and as though the parties participated equally in drafting it. Consequently, each of the parties acknowledges and agrees that any rule of construction that a document is to be construed against the drafting party will not be applicable either to this Agreement or the other Parity Lien Security Documents.
(f)References herein to “accounts”, “inventory”, “payment intangibles”, and other terms used herein and defined in Article 9 of the UCC shall have the meanings set forth therefor in the UCC except to the extent otherwise expressly set forth herein.
Article 2
THE TRUST ESTATE
Section 2.1Declaration of Trust.
(a)To secure the payment of the Parity Lien Obligations and in consideration of the premises and the mutual agreements set forth herein, each of the Obligors hereby confirms the grant of Liens in favor of the Collateral Trustee, and the Collateral Trustee hereby accepts and agrees to hold, in trust under this Agreement for the benefit of all current and future Parity Lien Secured Parties, on all of such Obligor’s right, title and interest in, to and under all Collateral and on all Liens now or hereafter granted to the Collateral Trustee by each Obligor under any Parity Lien Security Document for the benefit of the Parity Lien Secured Parties, together with all of the Collateral Trustee’s right, title and interest in, to and under the Parity Lien Security Documents, and all interests, rights, powers and remedies of the Collateral Trustee thereunder or in respect thereof and all cash and non-cash proceeds thereof (collectively, the “Trust Estate”).

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(b)The Collateral Trustee and its successors and permitted assigns under this Agreement will hold the Trust Estate in trust for the benefit solely and exclusively of all current and future Parity Lien Secured Parties as security for the payment of all present and future Parity Lien Obligations.
(c)Notwithstanding the foregoing, if at any time:
(i)all Liens securing the Parity Lien Obligations have been released as provided in Section 5.1;
(ii)the Collateral Trustee holds no other property in trust as part of the Trust Estate;
(iii)no monetary obligation (other than indemnification and other contingent obligations not then due and payable and letters of credit that have been cash collateralized at the lower of (A) 105% of the aggregate undrawn amount thereof and (B) the percentage of the aggregate undrawn amount required for release of Liens under the terms of the applicable Parity Lien Documents) is outstanding and payable under this Agreement to the Collateral Trustee or any of its co-trustees or agents (whether in an individual or representative capacity); and
(iv)the Company delivers to the Collateral Trustee an Officers’ Certificate stating that the Obligors are not required by any Parity Lien Document to grant any Parity Lien upon any property,

then the Trust Estate arising hereunder will terminate, except that all provisions set forth in Section 8.9 and Section 8.10 that are enforceable by the Collateral Trustee or any of its co-trustees or agents (whether in an individual or representative capacity) will remain enforceable in accordance with their terms.

(d)The parties to this Agreement further declare and covenant that the Trust Estate will be held and distributed by the Collateral Trustee subject to the further agreements herein.
Section 2.2Collateral Shared Equally and Ratably.  The parties to this Agreement agree that the payment and satisfaction of all of the Parity Lien Obligations (including in connection with an Insolvency or Liquidation Proceeding) will be secured equally, ratably and on a pari passu basis by the Parity Liens established in favor of the Collateral Trustee for the benefit of the Parity Lien Secured Parties, notwithstanding the time of incurrence of any Parity Lien Obligations or time or method of creation or perfection of any Parity Liens securing such Parity Lien Obligations.
Section 2.3Identical Liens.  The parties to this Agreement agree that it is their intention that the Parity Liens be identical.
Section 2.4Amounts Not Subject to Sharing.  Notwithstanding any other provision of this Agreement or any other Parity Lien Document to the contrary, no Parity Lien Secured Party shall have any obligation to share:

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(a)any payment made by any Person to such Parity Lien Secured Party pursuant to a contract of participation or assignment or any other arrangement by which a direct or indirect interest of such Parity Lien Secured Party under the Parity Lien Document is transferred (other than any such contract or other arrangement entered into with the Company or any Affiliate thereof);
(b)any payment made pursuant to and in accordance with the express terms of this Agreement; or
(c)any payment received from amounts on deposit or credited to the Debt Service Reserve Deficiency Accounts.
Article 3
FUNDS AND ACCOUNTS
Section 3.1Creation of Accounts.
(a)The Collateral Trustee hereby establishes or confirms that it has established the following trust accounts (inclusive of any sub-account thereof unless otherwise specified herein, and together with any additional accounts pursuant to this Section 3.1(a), the “Trust Accounts”) created in the name of the Collateral Trustee and held in trust by the Collateral Trustee on behalf of the Company and for the benefit of the Parity Lien Secured Parties, which trust accounts shall be maintained at all times after the establishment thereof until termination of this Agreement and shall be used for the purposes set forth herein:
(i)Revenue Account;
(ii)Operating and Maintenance Account;
(iii)Rebate Transfer Account;
(iv)Bond Debt Service Transfer Account;
(A)Bond Interest Sub-Account
(B)Bond Principal Sub-Account
(v)Term Loan Debt Service Transfer Account;
(A)Term Loan Interest Sub-Account
(B)Term Loan Principal Sub-Account
(vi)General Debt Service Transfer Account;
(A)General Debt Interest Sub-Account
(B)General Debt Principal Sub-Account

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(vii)Bond Debt Service Reserve Deficiency Account;
(viii)Term Loan Debt Service Reserve Deficiency Account;
(ix)Term Loan IDC Reserve Account;
(x)Insurance/Condemnation and Disposition Proceeds Account;
(xi)Debt Proceeds Account; and
(xii)Surplus Account.
(b)Subject to Section 8.1, the Collateral Trustee may create such sub-accounts within any established Trust Account as the Collateral Trustee deems necessary for the orderly maintenance of funds, so long as the Company certifies to the Collateral Trustee and the Parity Lien Debt Representatives that the intended purpose and use of any such sub-account shall not be inconsistent with the terms of any Parity Lien Documents.
(c)No Obligor shall have any rights to withdraw or transfer funds from the Trust Accounts, as third party beneficiary or otherwise, except as permitted by this Agreement and to direct the investment of payments, Investment Securities and other amounts held in or credited to the Trust Accounts as permitted by Section 3.14.
Section 3.2Revenue Account
(a)Establishment.  The Collateral Trustee hereby establishes or confirms that it has established an account, in the name of the Collateral Trustee on behalf of the Company and for the benefit of the Parity Lien Secured Parties, entitled “Montana Renewables, LLC Project Revenue Account” and numbered 162217-000 (the “Revenue Account”).
(b)Deposits to the Revenue Account.  The Collateral Trustee shall deposit to the Revenue Account all (i) Revenues, (ii) all net earnings and proceeds of investments of money in the Revenue Account, (iii) all moneys received by the Collateral Trustee with written direction from the Company for deposit to the Revenue Account, (iv) all amounts required to be transferred to the Revenue Account from any other Trust Account in accordance with the terms of this Agreement, and (v) all amounts received by the Company or any other Obligor and not required or permitted to be deposited into another Trust Account pursuant to this Agreement.
(c)Disbursements from the Revenue Account.  The Collateral Trustee shall, pursuant to a Revenue Account Withdrawal Requisition signed by an Authorized Company Representative and delivered to the Collateral Trustee, withdraw funds from the Revenue Account in the amounts set forth in such Revenue Account Withdrawal Requisition and apply such funds in the following order of priority (and in the event there is not then on deposit in the Revenue Account sufficient moneys to make all of such deposits and payments, the deposits and payments shall be made from the Revenue Account in the

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priority set forth below), together with the amount of any deficiencies remaining payable for prior months:
(i)First, on each Monthly Funding Date, to the Operating and Maintenance Account an amount equal to the Operating and Maintenance Expenses;
(ii)Second, on each Payment Date of the Bonds, to the Rebate Transfer Account, an amount equal to the difference of (A) the minimum amount of payments of tax rebate (pursuant to Internal Revenue Code Section 148(f)) then due and payable by the Company to ensure that the Bonds are not and do not become taxable bonds for purposes of Internal Revenue Code Sections 103(a) and 148(a) (such amount set forth in (A), the “Tax Rebate Amount”), minus (B) interest, profits and other income received and/or expected to be received from the investment of moneys deposited in the Bond Debt Service Reserve Account in Investment Securities and available to make payments of tax rebate. The amount required to be transferred pursuant to this Section 3.2(c)(ii) to the Rebate Transfer Account shall be certified in an Officers’ Certificate delivered to the Collateral Trustee (which Officers’ Certificate shall include the calculations of such tax rebate amount prepared by a nationally recognized consultant competent and experienced in preparing such tax rebate calculations in accordance with the requirements set forth under Internal Revenue Code Section 148 and the Treasury Regulations promulgated thereunder);
(iii)Third, on each Monthly Funding Date, on a pro rata basis to each of the Trust Accounts specified in (A) to (C) of this Section 3.2(c)(ii);
(A)to the Bond Interest Sub-Account, an amount equal to the quotient of (x) the sum of (I) the interest due and payable with respect to the Bonds on the next succeeding Payment Date, plus (II) the cumulative amount of any deficiencies of such transfers occurring since the preceding Payment Date, minus (III) the amount of interest, profits and other income on amounts received and/or expected to be received from the investment of moneys deposited in the Bond Debt Service Reserve Account that is in excess of the Tax Rebate Amount expected to be due and payable on the succeeding Payment Date and expected to be available to be applied to interest on the succeeding Payment Date, and (y) divided by 6;
(B)to the Term Loan Interest Sub-Account, the amount equal to the interest due and payable under the Term Loan (when and if made) on the next succeeding Payment Date, plus the cumulative amount of any deficiencies of such transfers occurring since the preceding Payment Date, divided by the number of months (not less than one) occurring between Payment Dates with respect to the Term Loan;
(C)to the General Debt Interest Sub-Account, an amount equal to the interest and ordinary course swap settlement payments, in each case,

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due and payable under the Stonebriar Sale Leaseback Obligations and any other Parity Debt on the next succeeding Payment Date, plus the cumulative amount of any deficiencies of such transfers occurring since the preceding Payment Date, divided by the number of months (not less than one) occurring between Payment Dates with respect to each.
(iv)Fourth, on each Monthly Funding Date, on a pro rata basis to each of the Trust Accounts specified in (A) to (C) of this Section 3.2(c)(iv):

(A) to the Bond Principal Sub-Account, the amount equal to the quotient of (x) the sum of (I) principal due and payable with respect to the Bonds on the next succeeding Payment Date, plus (II) the cumulative amount of any deficiencies of such transfers occurring since the preceding Payment Date, minus (III) the amount of interest, profits and other income on amounts received and/or expected to be received from the investment of moneys deposited in the Bond Debt Service Reserve Account that is in excess of the Tax Rebate Amount expected to be due and payable on the succeeding Payment Date and expected to be available to be applied to principal on the succeeding Payment Date, and (y) divided by 6;

(B) to the Term Loan Principal Sub-Account, the amount equal to the principal due and payable under the Term Loan (when and if made) on the next succeeding Payment Date, plus the cumulative amount of any deficiencies of such transfers occurring since the preceding Payment Date, divided by the number of months (not less than one) occurring between Payment Dates with respect to the Term Loan; and

(C)to the General Debt Principal Sub-Account, an amount equal to the principal, letters of credit reimbursement obligations, and swap termination payments and lease payments, in each case, due and payable under the Stonebriar Sale Leaseback Obligations and any other Parity Debt  on the next succeeding Payment Date, plus the cumulative amount of any deficiencies of such transfers occurring since the preceding Payment Date, divided by the number of months (not less than one) occurring between Payment Dates with respect to each.

(v)Fifth, on each Monthly Date, on a pro rata basis: (A) to the Bond Debt Service Reserve Deficiency Account, the amount, if any, required to make the amount on deposit (taking into account the undrawn amount of any letters of credit posted therein) in the Bond Debt Service Reserve Deficiency Account to be equal to the difference between (x) amount of the Bond Debt Service Reserve Fund Requirement minus (y) the amount on deposit in the Bond Debt Service Reserve Account, and (B) to the Term Loan Debt Service Reserve Deficiency Account, the amount, if any, required to make the amount on deposit (taking into account the undrawn amount of any letters of credit posted therein) in the Term Loan Debt Service Reserve Deficiency Account to be equal to the Term Loan Debt Service Reserve Fund Requirement;

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(vi)Sixth, on each Quarterly Funding Date, any excess into the Surplus Account.
(d)The Collateral Trustee may rely exclusively, and without liability, on the information set forth in any certificate of an Authorized Company Representative provided to the Collateral Trustee under this Section 3.2(c).
(e)Any money remaining in the Revenue Account, after the right, title and interest of the Collateral Trustee in and to the Trust Estate and all covenants, agreements and other obligations of the Company under the Priority Lien Documents shall have ceased, terminated and become void and shall have been satisfied and discharged in accordance with Article V hereof, shall be paid to the Company.
(f)Notwithstanding the foregoing, from and after the Flow of Funds Termination Date, the Company shall not be required to maintain the Rebate Transfer Account, the Bond Debt Service Transfer Account and the sub-accounts thereof, the General Debt Service Transfer Account and the sub-accounts thereof, and the Bond Debt Service Reserve Deficiency Account, or to make any further deposits to such Trust Accounts in respect of the Bonds or the other Parity Debt, and the balances deposited in such Trust Accounts as of such date shall be released to the Company promptly after certification to the Collateral Trustee of the Flow of Funds Termination Date. This Section 3.2(f) shall be narrowly construed to apply only to the Trust Accounts set forth in the preceding sentence and shall not be construed to apply to or release Company from its obligations under this Agreement with respect to the Revenue Account, the Operating and Maintenance Account, the Term Loan Debt Service Transfer Account, the Term Loan Interest Sub-Account, Term Loan Principal Sub-Account and other sub-accounts thereof, the Term Loan Debt Service Reserve Deficiency Account, the Term Loan IDC Reserve Account, the Insurance/Condemnation and Disposition Proceeds Account, the Debt Proceeds Account and the Surplus Account.
Section 3.3Operating and Maintenance Account.
(a)Establishment.  The Collateral Trustee hereby establishes or confirms that it has established an account in the name of the Collateral Trustee on behalf of the Company and for the benefit of the Parity Lien Secured Parties,  entitled “Montana Renewables, LLC Project Operating and Maintenance Account” and numbered 162217-001 (the “Operating and Maintenance Account”).
(b)Deposits.  The Collateral Trustee shall deposit to the Operating and Maintenance Account the moneys from the Revenue Account required to be deposited to the Operating and Maintenance Account pursuant to Section 3.2(c) hereof; as received, all earnings and proceeds of investment of money in the Operating and Maintenance Account; and all other money delivered to the Collateral Trustee with written direction from the Company to deposit such amount in the Operating and Maintenance Account.
(c)Disbursements.  The Collateral Trustee is hereby authorized and directed to disburse moneys in the Operating and Maintenance Account (i) first, to pay Administrative Fees and Expenses of the Parity Lien Secured Parties; and (ii) second, to pay Operating

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and Maintenance Expenses upon receipt by the Collateral Trustee of a Operating and Maintenance Withdrawal Requisition executed by an Authorized Company Representative.
(d)In paying any amounts under this Section, the Collateral Trustee shall be entitled to conclusively rely, as to the completeness and accuracy of all statements or representations, upon the approval of any requisition or election by an Authorized Company Representative, execution thereof to be conclusive evidence of such approval, and the Collateral Trustee shall have no duty to confirm the accuracy of such statements or representations.
(e)Any money remaining in the Operating and Maintenance Account after the right, title and interest of the Collateral Trustee in and to the Trust Estate has terminated in accordance with Section 2.1(c) hereof, shall be paid to the Company.
(f)Revenue Shortfalls.  In the event that the amounts on deposit in the Revenue Account are insufficient to make the transfers to the Operating and Maintenance Account required by Section 3.2(c)(i) hereof, the Collateral Trustee shall transfer the additional amounts required to pay the Administrative Fees and Expenses and the Operating and Maintenance Expenses, in that order (or the balances available if less than such amount), from the Surplus Account to the Operating and Maintenance Account.
Section 3.4Rebate Transfer Account.
(a)Establishment.  The Collateral Trustee hereby establishes or confirms that it has established an account in the name of the Collateral Trustee on behalf of the Company and for the benefit of the holders of Indebtedness under the Bonds, entitled “Montana Renewables, LLC Project Rebate Transfer Account” and numbered 162217-017 (the “Rebate Transfer Account”). The Rebate Transfer Account shall be used solely for the transfer from the Revenue Account to the Bond Trustee of the amounts required by Section 3.2(c)(ii).
(b)Deposits.  On or prior to each Payment Date of the Bonds, there shall be deposited in the Rebate Transfer Account the amounts required pursuant to Section 3.2(c)(ii).
(c)Disbursements from the Rebate Transfer Account.  The Collateral Trustee shall disburse money on deposit in the Rebate Transfer Account to the Bond Trustee promptly after the deposit of such funds in the Rebate Transfer Account.
Section 3.5Debt Service Transfer Account.
(a)Establishment.
(i)The Collateral Trustee hereby establishes or confirms that it has established an account in the name of the Collateral Trustee on behalf of the Company and solely for the benefit of the holders of Indebtedness under the Bonds, entitled “Montana Renewables, LLC Bond Debt Service Transfer Account” and

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numbered 162217-002 (the “Bond Debt Service Transfer Account”), and within the Bond Debt Service Transfer Account, a sub-account in the name of the Collateral Trustee on behalf of the Company and solely for the benefit of the holders of Indebtedness under the Bonds, entitled “Montana Renewables, LLC Bond Interest Service Transfer Sub-Account” and numbered 162217-003 (the “Bond Interest Sub-Account”) and a sub-account in the name of the Collateral Trustee on behalf of the Company and for the benefit of the holders of Indebtedness under the Bonds, entitled “Montana Renewables, LLC Bond Principal Transfer Sub-Account” and numbered 162217-004 (the “Bond Principal Sub-Account”).
(ii)The Collateral Trustee hereby establishes or confirms that it has established an account in the name of the Collateral Trustee on behalf of the Company and solely for the benefit of the Term Lenders, entitled “Montana Renewables, LLC Term Loan Debt Service Transfer Account” and numbered 162217-005 (the “Term Loan Debt Service Transfer Account”), and within the Term Loan Debt Service Transfer Account, a sub-account in the name of the Collateral Trustee on behalf of the Company and solely for the benefit of the Term Lenders, entitled “Montana Renewables, LLC Term Loan Interest Transfer Sub-Account” and numbered 162217-006 (the “Term Loan Interest Sub-Account”) and a sub-account in the name of the Collateral Trustee on behalf of the Company and solely for the benefit of the Term Lenders, entitled “Montana Renewables, LLC Term Loan Principal Transfer Sub-Account” and numbered 162217-007 (the “Term Loan Principal Sub-Account”).
(iii)The Collateral Trustee hereby establishes or confirms that it has established an account in the name of the Collateral Trustee on behalf of the Company and for the benefit of the Parity Lien Secured Parties, entitled “Montana Renewables, LLC Parity Lien Debt Service Transfer Account” and numbered 162217-008 (the “General Debt Service Transfer Account”), and within the Parity Lien Debt Service Transfer Account, a sub-account in the name of the Collateral Trustee on behalf of the Company and for the benefit of the Parity Lien Secured Parties, entitled “Montana Renewables, LLC Parity Lien Debt Interest Transfer Sub-Account” and numbered 162217-009 (the “General Debt Interest Sub-Account”) and a sub-account in the name of the Collateral Trustee on behalf of the Company and for the benefit of the Parity Lien Secured Parties, entitled “Montana Renewables, LLC Parity Lien Debt Principal Transfer Sub-Account” and numbered 162217-010 (the “General Debt Principal Sub-Account”).
(b)Deposits to the Debt Service Transfer Account.  The Collateral Trustee shall deposit to each Debt Service Transfer Account (i) the moneys from the Revenue Account required to be deposited therein pursuant to Section 3.2(c) hereof; (ii) as received, all earnings and proceeds of investment of money in the Debt Service Transfer Account; and (iii) all other money delivered to the Collateral Trustee with written direction from the Company to deposit such amount in the Debt Service Transfer Account.
(c)Disbursements from the Debt Service Transfer Account.  On each Payment Date, upon receipt by the Collateral Trustee of a Debt Service Withdrawal Requisition

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executed by an Authorized Company Representative, the Collateral Trustee shall disburse money on deposit in the applicable Debt Service Transfer Account to the applicable holders of Indebtedness to pay amounts due and payable thereunder; provided, that, it is understood and agreed that each Debt Service Transfer Account shall only be used solely for the benefit of the holders of Indebtedness specified in Section 3.5(a).
(d)Revenue Shortfalls.  If on the Business Day immediately preceding a Payment Date, the Collateral Trustee receives a Debt Service Deficiency Certificate from the Company, the Administrative Agent (acting on the instructions of the Required Lenders (as defined in the Term Loan Agreement)), or the Bond Trustee certifying that the balance in the applicable Debt Service Transfer Account is not sufficient to pay the amounts due on such Payment Date, the Collateral Trustee shall transfer:
(i)to the extent the deficiency is with respect to the amounts in the Term Loan Debt Service Transfer Account, the amount necessary to cure such deficiency, from: (A) the Revenue Account (on a pro rata basis with any amounts required to be transferred on the same Payment Date pursuant to Section 3.4(d)(ii)), (B) the Surplus Account (on a pro rata basis with any amounts required to be transferred on the same Payment Date pursuant to Section 3.4(d)(ii)), (C) if the Payment Date is during the Phase 2 Planned Turnaround, from the Term Loan IDC Reserve Account, and (D) the Term Loan Debt Service Reserve Deficiency Account, in that order.
(ii)to the extent the deficiency is with respect to amounts in the Bond Debt Service Transfer Account, the amount necessary to cure such deficiency, from: (A) the Revenue Account (on a pro rata basis with any amounts required to be transferred on the same Payment Date pursuant to Section 3.4(d)(i)), (B) the Surplus Account (on a pro rata basis with any amounts required to be transferred on the same Payment Date pursuant to Section 3.4(d)(i)), and (C) the Bond Debt Service Reserve Deficiency Account, in that order
Section 3.6Bond Debt Service Reserve Deficiency Account.  The Collateral Trustee hereby establishes or confirms that it has established an account, in the name of the Collateral Trustee on behalf of the Company and solely for the benefit of the holders of the Indebtedness under the Bonds, entitled “Montana Renewables, LLC Project Bond Debt Service Reserve Deficiency Account” and numbered 162217-011 (the “Bond Debt Service Reserve Deficiency Account”).  The Bond Debt Service Reserve Deficiency Account shall be used solely for the purpose of providing for the payment of Indebtedness under the Bonds.
(a)Deposits.  On each Monthly Funding Date, there shall be deposited in the Bond Debt Service Reserve Deficiency Account the amounts required pursuant to Section 3.2(c) of this Agreement.
(b)Disbursements from the Bond Debt Service Reserve Deficiency Account.
(i)The Collateral Trustee shall disburse funds from the Bond Debt Service Reserve Deficiency Account in the manner provided for in Section 3.5(d).

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(ii)Upon receipt of the Officers’ Certificate set forth in Section 3.2(c)(ii), the Collateral Trustee shall disburse funds to the Rebate Transfer Account, the Bond Interest Sub-Account and the Bond Principal Sub-Account, in each case, in the manner and in the amounts set forth in such Officers’ Certificate.
Section 3.7Term Loan Debt Service Reserve Deficiency Account.  The Collateral Trustee hereby establishes or confirms that it has established an account, in the name of the Collateral Trustee on behalf of the Company and solely for the benefit of the Term Lenders, entitled “Montana Renewables, LLC Project Term Loan Debt Service Reserve Deficiency Account” and numbered 162217-012 (the “Term Loan Debt Service Reserve Deficiency Account”).  The Term Loan Debt Service Reserve Deficiency Account shall be used solely for the purpose of providing for the payment of Indebtedness under the Term Loan Facility.
(a)Deposits.  On each Monthly Funding Date, there shall be deposited in the Term Loan Debt Service Reserve Deficiency Account the amounts required pursuant to Section 3.2(c) of this Agreement.
(b)Disbursements from the Term Loan Debt Service Reserve Deficiency Account.  The Collateral Trustee shall disburse funds from the Term Loan Debt Service Reserve Deficiency Account in the manner provided for in Section 3.5(d).
Section 3.8Term Loan IDC Reserve Account.  The Collateral Trustee hereby establishes or confirms that it has established an account, in the name of the Collateral Trustee on behalf of the Company and solely for the benefit of the Term Lenders, entitled “Montana Renewables, LLC Project Term Loan IDC Reserve Account” and numbered 162217-013 (the “Term Loan IDC Reserve Account”).  The Term Loan IDC Reserve Account shall be used solely for the purpose of providing for the payment of Indebtedness under the Term Loan Facility.
(a)Deposits.  On the date on which the Term Loans are funded to Company, there shall be deposited in the Term Loan IDC Reserve Account an amount equal to the IDC Reserve Fund Requirement.
(b)Disbursements from the Term Loan IDC Reserve Account.  The Collateral Trustee shall disburse funds from the Term Loan IDC Reserve Account in the manner provided for in Section 3.5(d).
Section 3.9Insurance/Condemnation and Disposition Proceeds Account.
(a)Establishment.  The Collateral Trustee hereby establishes or confirms that it has established an account in the name of the Collateral Trustee on behalf of the Company and for the benefit of the Parity Lien Secured Parties, entitled “Montana Renewables, LLC Insurance/Condemnation and Disposition Proceeds Account” and numbered 162217-014 (the “Insurance/Condemnation and Disposition Proceeds Account”).
(b)Deposits.  The Collateral Trustee shall deposit to the Insurance/Condemnation and Disposition Proceeds Account all amounts received as Asset Sale Proceeds and Insurance/Condemnation Proceeds.

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(c)Disbursements.  Upon receipt by the Collateral Trustee of a written Insurance/Condemnation and Disposition Proceeds Withdrawal Requisition duly executed by an Authorized Company Representative, the Collateral Trustee is hereby authorized and directed to disburse moneys in the Insurance/Condemnation and Disposition Proceeds Account to: (i) payees or accounts specified in the Insurance/Condemnation and Disposition Withdrawal Requisition, and (ii) to the Term Lenders, in each case, in accordance with and to the extent permitted under each Parity Lien Document.
(d)In paying any amounts under this Section, the Collateral Trustee shall be entitled to conclusively rely, as to the completeness and accuracy of all statements or representations, upon the approval of any requisition or election by an Authorized Company Representative, execution thereof to be conclusive evidence of such approval, and the Collateral Trustee shall have no duty to confirm the accuracy of such statements or representations.
(e)Any money remaining in the Insurance/Condemnation and Disposition Proceeds Account after the right, title and interest of the Collateral Trustee in and to the Trust Estate has terminated in accordance with Section 2.1(c) hereof, shall be paid to the Company.
Section 3.10Debt Proceeds Account.
(a)Establishment.  The Collateral Trustee hereby establishes or confirms that it has established an account in the name of the Collateral Trustee on behalf of the Company and for the benefit of the Parity Lien Secured Parties, entitled “Montana Renewables, LLC Debt Proceeds Account” and numbered 162217-015 (the “Debt Proceeds Account”).
(b)Deposits.  Each Obligor shall deposit to the Debt Proceeds Account all amounts received as Debt Proceeds.
(c)Disbursements.  Upon receipt by the Collateral Trustee of an Debt Proceeds Withdrawal Requisition, the Collateral Trustee is hereby authorized and directed to disburse moneys in the Debt Proceeds Account to: (i) the Revenue Account, and (ii) to the Term Lenders, in each case, in accordance with and to the extent permitted under each Parity Lien Document.
(d)In paying any amounts under this Section 3.10, the Collateral Trustee shall be entitled to conclusively rely, as to the completeness and accuracy of all statements or representations, upon the approval of any requisition or election by an Authorized Company Representative, execution thereof to be conclusive evidence of such approval, and the Collateral Trustee shall have no duty to confirm the accuracy of such statements or representations.
Section 3.11Surplus Account.

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(a)Establishment.  The Collateral Trustee hereby establishes or confirms that it has established an account in the name of the Collateral Trustee on behalf of the Company and for the benefit of the Parity Lien Secured Parties, entitled “Montana Renewables, LLC Project Surplus Account” and numbered 162217-016 (the “Surplus Account”).
(b)Deposits. On each Quarterly Funding Date, any funds remaining in the Revenue Account after completion of transfers set forth in Section 3.2(c)(i) to Section 3.2(c)(v) shall be deposited into the Surplus Account.
(c)Disbursements.  Upon receipt by the Collateral Trustee of a Surplus Withdrawal Requisition, the Collateral Trustee is hereby authorized and directed to disburse moneys in the Surplus Account in the following order of priority:
(i)First, on each Monthly Funding Date, in the event that the amount on deposit in the Revenue Account is insufficient to make the transfers set forth in Section 3.2(c)(i) to Section 3.2(c)(v), the Collateral Trustee shall transfer the amounts required to make such transfers (or the balances available if less than such amount) from the Surplus Account to the applicable Trust Account.
(ii)Second, on each Quarterly Funding Date, to the Term Lenders, the amount, if any, required to make the Excess Cash Flow Prepayment;
(iii)Third, on each Quarterly Funding Date, to the payees specified in the Surplus Withdrawal Requisition, an amount equal to scheduled principal and interest payable under the Intercompany Loan Agreement; provided, that, Company shall deliver a certificate at least two (2) Business Days prior to the applicable Quarterly Funding Date that is executed by a Authorized Company Representative certifying that: (A) the date of the proposed transfer is a Quarterly Funding Date, and (B) each of the applicable conditions to the making of such payment set forth in each of the Parity Lien Documents have been (or will be) satisfied on the proposed transfer date; provided, that, upon receipt by the Collateral Trustee of notice of a Trigger Event from a Parity Lien Debt Representative, no such transfers shall be permitted;
(iv)Fourth, on each Quarterly Funding Date, to the payees specified in the Surplus Withdrawal Requisition, the amount equal to the Permitted Tax Payment required to be made on such Quarterly Funding Date pursuant to the Organizational Documents of Company and Holdings; provided, that Company shall deliver a certificate at least two (2) Business Days prior to the applicable Quarterly Funding Date that is executed by a Authorized Company Representative certifying that: (A) the date of the proposed Permitted Tax Payment is a Quarterly Funding Date, and (B) each of the applicable conditions to the making of a Permitted Tax Payment set forth in each of the Parity Lien Documents have been (or will be) satisfied on the proposed transfer date; provided, further, that, such certificate shall be countersigned by each Parity Lien Representative to be effective; provided, further, that, upon receipt by the Collateral Trustee of notice of a default

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or a Trigger Event from a Parity Lien Debt Representative, no such transfers shall be permitted; and
(v)Fifth, on a Distribution Date, to the payees (including other Trust Accounts to the extent required by the Parity Lien Documents) specified in the Surplus Withdrawal Requisition in the amounts specified therein; provided, that, Company shall deliver a certificate at least two (2) Business Days prior to the proposed Distribution Date certifying that: (A) the date of the proposed transfer is a Distribution Date, and (B) each of the applicable conditions to the making of a Restricted Payment set forth in each of the Parity Lien Documents have been (or will be) satisfied on the proposed Distribution Date; provided, further, that, such certificate shall be countersigned by each Parity Lien Representative to be effective; provided, further that, upon receipt by the Collateral Trustee of notice of a Trigger Event from a Parity Lien Debt Representative, no such transfers shall be permitted.
Section 3.12Flow of Funds Termination Date.  If at any time the Collateral Trustee receives a certificate of the Company reflecting the fact that the conditions therefor have been satisfied under the Indenture (when and if issued) (the “Flow of Funds Termination Date”), from and after the Flow of Funds Termination Date, the Company shall not be required to maintain, or to make any further deposits to, the Bond Trust Accounts, and the balances therein shall be transferred to Surplus Account promptly after certification to the Collateral Trustee of such Flow of Funds Termination Date.
Section 3.13Money Held in Trust.  All money required to be deposited with or paid to the Collateral Trustee for deposit into any Account under any provisions hereof, and all money held by the Collateral Trustee hereunder, shall be held by the Collateral Trustee (or any of its Affiliates satisfying the requirements of Section 7.2 hereof) in trust, and such money shall, while so held, constitute part of the Trust Estate and be subject to the lien hereof.  All security for deposits shall be perfected in such manner as may be required or permitted under applicable law to grant to the Collateral Trustee a perfected lien on and security interest in such security.
Section 3.14Investment or Deposit of Accounts.
(a)Except as otherwise provided in this Agreement, all moneys in any of the Accounts established pursuant to this Agreement shall be invested and reinvested by the Collateral Trustee as specifically directed in writing by an Authorized Company Representative, solely in Investment Securities that mature, or are subject to repurchase, redemption or withdrawal without penalty and at the option of the Collateral Trustee on or before the dates on which the amounts invested are reasonably expected to be needed for the purposes of this Agreement.  Such written direction by the Authorized Company Representative shall specify which Investment Securities are to be invested in and in the absence of such specification, the Collateral Trustee shall hold such funds uninvested.  The Collateral Trustee shall not be liable for any losses, fees, taxes, charges or other consequences resulting from any noninvestment, investment, reinvestment or liquidation of investments made pursuant to this Section.  The Collateral Trustee shall be entitled to rely conclusively upon the Company’s specific investment directions, as applicable, as to

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the fact that each such investment meets the criteria of this Agreement for Investment Securities.
(b)Any Investment Securities held by the Collateral Trustee may be transferred by the Collateral Trustee in accordance with Article III from any of the Accounts to any other Account at the then-current market value thereof without having to be sold and purchased or repurchased; provided, that after any such transfer or transfers, the Investment Securities in each such Account shall be in accordance with the provisions of this Agreement.
(c)Investment Securities may be purchased at such prices as the Collateral Trustee may be directed in writing by an Authorized Company Representative.  All Investment Securities shall be acquired subject to the limitations as to maturities set forth in this Section and such additional limitations or requirements consistent with the foregoing as may be established by request of the Company.
(d)All interest, profits and other income received from the investment of moneys in any Account established pursuant to this Agreement and allowed to be invested in accordance herewith shall be deposited in the Account from which such investment was made.  Notwithstanding anything to the contrary contained in this paragraph, an amount of interest received with respect to any Investment Security equal to the amount of accrued interest, if any, paid as part of the purchase price of such Investment Security shall be credited to the fund from which such accrued interest was paid.  To the extent that any Investment Securities are registrable, such Investment Securities shall be registered in the name of the Collateral Trustee or its nominee.
(e)Investments in any and all Accounts may be commingled for purposes of making, holding and disposing of investments, notwithstanding provisions herein for transfer to or holding in particular Accounts of amounts received or held by the Collateral Trustee hereunder, provided that the Collateral Trustee shall at all times account for such investments strictly in accordance with the Accounts to which they are credited and otherwise as provided in this Agreement.  The Collateral Trustee may act as principal or agent in the making or disposing of any investment in any Investment Securities.  The Collateral Trustee may sell or present for redemption any Investment Securities so purchased whenever it shall be necessary to provide moneys to meet any required payment, transfer, withdrawal or disbursement from the fund to which such Investment Securities is credited, and the Collateral Trustee shall not be liable or responsible for any losses, fees, taxes or other charges resulting from such liquidation of investments made hereunder.
Section 3.15Valuation of Accounts.  For the purpose of determining the amount in any Account, all Investment Securities credited to such Account shall be valued at their then-market value.  The Collateral Trustee shall determine the market value of the Investment Securities in each of the Accounts held by the Collateral Trustee under this Agreement on the last day of the year (or if such day is not a Business Day, the preceding Business Day).  As soon as practicable after each such valuation date, the Collateral Trustee shall furnish to the Company a report of the status of the applicable Accounts held by the Collateral Trustee as of such date.
Section 3.16Other Provisions relating to the Trust Accounts.

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(a)The Collateral Trustee shall be deemed to be a “securities intermediary” (within the meaning of Section 8-102(a)(14) of the UCC) with respect to the Trust Accounts (to the extent the same are securities accounts within the meaning of Section 8-501(a) of the UCC) and the Financial Assets credited to such Trust Accounts, and a “bank” (within the meaning of 9-102(a) of the UCC) with respect to the Trust Accounts and credit balances not constituting Financial Assets credited thereto.
(b)All amounts from time to time held in each Trust Account shall be disbursed in accordance with the terms hereof, and shall be subject to the Lien in favor of the Collateral Trustee (for the benefit of the Parity Lien Secured Parties), shall constitute property of the Company or the applicable Obligor and shall be subject to the Lien in favor of the Collateral Trustee (for the benefit of the Parity Lien Secured Parties).
(c)Notwithstanding anything to the contrary herein, the Lien on all of the Company’s right, title and interest in, to and under (i) the Bond Debt Service Reserve Deficiency Account, the Bond Debt Service Transfer Account, sub-accounts thereof and all amounts on deposit therein or credited thereto (including any letters of credit) shall be solely for the benefit of the holders of Indebtedness under the Bonds, and (ii) the Term Loan Debt Service Transfer Account, Term Loan Debt Service Reserve Deficiency Account, Term Loan IDC Reserve Account, sub-accounts thereof and all amounts on deposit therein or credited thereto (including any letters of credit) shall be solely for the benefit of the Term Lenders.
(d)To the extent that any Trust Account established by the Collateral Trustee is or is deemed to be a “securities account” (within the meaning of Section 8-501 of the UCC), the Company or the applicable Obligor shall be deemed to be the “entitlement holder” (within the meaning of Section 8-102(a)(7) of the UCC) in respect of the “financial assets” (within the meaning of Section 8-102(a)(9) of the UCC, the “Financial Assets”) credited to such Trust Account.  All Financial Assets in registered form or payable to or to the order of and credited to any Trust Account shall be registered in the name of, payable to or to the order of, or specially endorsed to, the Collateral Trustee or in blank by the Company.  In no case will any Financial Asset credited to any such Trust Account be registered in the name of, payable to or to the order of, or endorsed to, the Company or the applicable Obligor except to the extent the foregoing have been subsequently endorsed by the Company or such Obligor to the Collateral Trustee or in blank.  Each item of Property (including a security, security entitlement, investment property, instrument or obligation, share, participation, interest or other property whatsoever) credited to any Trust Account shall to the fullest extent permitted by law be treated as a Financial Asset.  Notwithstanding anything to the contrary in this Agreement, the parties agree and acknowledge that the Collateral Trustee has “control” (within the meaning of Section 8-106(e) or Section 9-104, as applicable, of the UCC) of the Trust Accounts, whether securities accounts or deposit accounts, on behalf of the applicable Parity Lien Secured Parties.
(e)To the extent that the Trust Accounts are not considered “securities accounts” (within the meaning of Section 8-501(a) of the UCC), the Trust Accounts shall be deemed to be “deposit accounts” (as defined in Section 9-102(a)(29) of the UCC), and

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the Collateral Trustee shall be deemed to be acting not as a securities intermediary but as a “bank” (within the meaning of Section 9-102(a)(8) of the UCC).
(f)Notwithstanding anything to the contrary contained in any other agreement relating to the establishment and operation of the Trust Accounts, to the extent that Articles 8 and 9 of the UCC apply to the Trust Accounts, for purposes of Articles 8 and 9 of the UCC, (i) the jurisdiction of the Collateral Trustee (in its capacity as securities intermediary and as bank) is and shall be deemed to be the State of New York and the laws of the State of New York govern the establishment and operation of the Trust Accounts; and (ii) the laws of the State of New York are applicable to all issues specified in Article 2(1) of the Hague Securities Convention. With respect to each agreement governing any Trust Account (each an “account agreement”), such agreement is hereby deemed to be amended, until the termination of this Agreement, so that (i) the State of New York is the “securities intermediary’s jurisdiction” for the purposes of the UCC and (ii) the law in force in the State of New York is applicable to all issues specified in Article 2(1) of the Hague Securities Convention. The Company, each Obligor and the Collateral Trustee agree that, until the termination of this Agreement, no change will be made to the provisions in the preceding sentence in any account agreement relating to any Trust Account without the prior written consent of the Parity Lien Secured Parties.  The Collateral Trustee represents that at the time of any account agreement and the establishment of any Trust Account it had an office in the United States that was engaged in a business or regular activity of maintaining securities accounts.
(g)If any Person asserts any Lien (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against any Trust Account or the Trust Estate, the Collateral Trustee, upon receiving written notice thereof, will promptly notify the Parity Lien Representatives and Company thereof.
(h)The Company and each Subsidiary Guarantor consents to all of the withdrawals and transfers from the Trust Accounts set forth herein.
Article 4
OBLIGATIONS AND POWERS OF COLLATERAL TRUSTEE
Section 4.1Appointment and Undertaking of the Collateral Trustee.
(a)Each Parity Lien Secured Party (other than the Collateral Trustee) acting as its own Parity Lien Representative or through its respective Parity Lien Representative, as applicable, hereby appoints the Collateral Trustee to serve as collateral trustee hereunder on the terms and conditions set forth herein. Subject to, and in accordance with, this Agreement, the Collateral Trustee will, and is hereby authorized to, as collateral trustee, for the benefit solely and exclusively of the present and future Parity Lien Secured Parties:
(i)accept, enter into, hold, maintain, administer and enforce all Parity Lien Security Documents, including all Collateral subject thereto, and all Liens created thereunder, perform its obligations hereunder and under the Parity Lien Security Documents and protect, exercise and enforce the interests, rights, powers

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and remedies granted or available to it under, pursuant to or in connection with the Parity Lien Security Documents;
(ii)take all lawful and commercially reasonable actions permitted under the Parity Lien Security Documents that it may deem necessary or advisable to protect or preserve its interest in the Collateral subject thereto and such interests, rights, powers and remedies;
(iii)deliver and receive notices pursuant to this Agreement and the Parity Lien Security Documents;
(iv)sell, assign, collect, assemble, foreclose on, institute legal proceedings with respect to, or otherwise exercise or enforce the rights and remedies of a secured party (including a mortgagee, trust deed beneficiary and insurance beneficiary or loss payee) with respect to the Collateral under the Parity Lien Security Documents and its other interests, rights, powers and remedies;
(v)remit as provided in Section 4.4 all cash proceeds received by the Collateral Trustee from the collection, foreclosure or enforcement of its interest in the Collateral under the Parity Lien Security Documents or any of its other interests, rights, powers or remedies;
(vi)execute and deliver amendments to the Parity Lien Security Documents as from time to time authorized pursuant to Section 8.1 accompanied by an Officers’ Certificate to the effect that the amendment was permitted under Section 8.1;
(vii)release or subordinate any Lien granted to it by any Parity Lien Security Document upon any Collateral if and as required by Section 4.2; and
(viii)enter into and perform its obligations and protect, exercise and enforce its interest, rights, powers and remedies under this Agreement.
(b)Each party to this Agreement acknowledges and consents to the undertaking of the Collateral Trustee set forth in Section 4.1(a) and agrees to each of the other provisions of this Agreement applicable to the Collateral Trustee.
(c)Notwithstanding anything to the contrary contained in this Agreement, the Collateral Trustee will not commence any exercise of remedies or any foreclosure actions or otherwise take any action or proceeding against any of the Collateral unless and until it shall have been directed by written notice of an Act of Parity Lien Debtholders and then only in accordance with the provisions of this Agreement.
(d)Notwithstanding anything to the contrary contained in this Agreement, neither the Company nor any of its Affiliates may serve as Collateral Trustee.
Section 4.2Release or Subordination of Liens.  The parties hereto agree and acknowledge that the release of Liens on any Collateral securing Parity Lien Obligations of any

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Series, whether in connection with a sale, transfer or other disposition of such Collateral or otherwise, shall be governed by and subject to the Parity Lien Documents of such Series, and that nothing in this Agreement shall be deemed to amend or affect the terms of the Parity Lien Documents of such Series with respect thereto; provided that if, at any time any Collateral is transferred to a third party or otherwise disposed of, in each case, in connection with any enforcement by the Collateral Trustee in accordance with the provisions of this Agreement, then (whether or not any Insolvency or Liquidation Proceeding is pending at the time) the Liens in favor of the Collateral Trustee for the benefit of each Series of Parity Lien Secured Parties upon such Collateral will automatically be released and discharged upon final conclusion of foreclosure proceeding as and when, but only to the extent, such Liens on the Collateral of the Collateral Trustee in respect of the Required Parity Lien Debtholders are released and discharged; provided that any proceeds of any Collateral realized therefrom shall be applied pursuant to Section 4.4 hereof.  Each Parity Lien Secured Party agrees to execute and deliver (at the sole cost and expense of the Obligors) all such authorizations and other instruments as shall reasonably be requested by any other Parity Lien Secured Party to evidence and confirm any release of Collateral provided for in this Section.

Section 4.3Enforcement of Liens.  If the Collateral Trustee at any time receives written notice from a Parity Lien Representative stating that any event has occurred that constitutes a default under any Parity Lien Document entitling the Collateral Trustee to foreclose upon, collect or otherwise enforce its Liens under the Parity Lien Security Documents, the Collateral Trustee will promptly deliver written notice thereof to each Parity Lien Representative. Thereafter, the Collateral Trustee will await direction by an Act of Parity Lien Debtholders and, subject to the terms of this Agreement, will act, or decline to act, as directed by an Act of Parity Lien Debtholders, in the exercise and enforcement of the Collateral Trustee’s interests, rights, powers and remedies in respect of the Collateral or under the Parity Lien Security Documents or applicable law and, following the initiation of such exercise of remedies, the Collateral Trustee will act, or decline to act, with respect to the manner of such exercise of remedies as directed by an Act of Parity Lien Debtholders. The Collateral Trustee shall in no way be liable or obligated to take any action in the absence of (i) express provisions in the Parity Lien Security Documents to the contrary or (ii) any Act of Parity Lien Debtholders, and shall not be liable or responsible for any action taken upon an Act of Parity Lien Debtholders.
Section 4.4Application of Proceeds Upon Event of Default under any Parity Lien Document.

Upon written notice of from a Parity Lien Representative stating that any event has occurred that constitutes a default under any Parity Lien Document entitling the Collateral Trustee to foreclose upon, collect or otherwise enforce its Liens under the Parity Lien Security Documents:

(a)The Collateral Trustee will apply the proceeds of any collection, sale by the Collateral Trustee, foreclosure or other realization upon, or exercise of any right or remedy with respect to, any Collateral and the proceeds of any title insurance or other insurance policy required under any Parity Lien Document or otherwise covering the Collateral, and any condemnation proceeds with respect to the Collateral, in each case including in connection with an Insolvency or Liquidating Proceeding and any Plan or Reorganization thereunder, in the following order of application; provided, that, it is understood and

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agreed, that amounts on deposit (including any letters of credit) in the Bond Debt Service Reserve Deficiency Account, the Bond Debt Service Transfer Account and sub-accounts thereof shall be applied only towards Obligations owed under the Bonds; provided, further, that it is understood and agreed that amounts on deposit (including any letters of credit) in each of the Term Loan Debt Service Reserve Deficiency Account, the Term Loan IDC Reserve Account, the Term Loan Debt Service Transfer Account and sub-accounts thereof shall be applied only towards Obligations owed under the Term Loan Agreement and Loan Documents:
(i)First, to the payment of all amounts then due and payable under this Agreement on account of Administrative Fees and Expenses to all Parity Lien Secured Parties;
(ii)Second, to the respective Parity Lien Representatives equally and ratably for application to the payment of all outstanding interest accrued on Parity Lien Obligations that are then due and payable (including, to the extent legally permitted, all interest accrued thereon after the commencement of any Insolvency or Liquidation Proceeding at the rate, including any applicable post-default rate, specified in the Parity Lien Documents, even if such interest is not enforceable, allowable or allowed as a claim in such proceeding);
(iii)Third, to the respective Parity Lien Representatives equally and ratably for application to the payment of all outstanding Parity Lien Obligations that are then due and payable, in an amount sufficient to pay in full in cash such outstanding Parity Lien Obligations;
(iv)Fourth, to the respective Parity Lien Representatives equally and ratably for the cash collateralization (at the lower of (A) 105% of the aggregate undrawn amount thereof and (B) the percentage of the aggregate undrawn amount required for release of Liens under the terms of the applicable Parity Lien Documents) of all outstanding letters of credit, if any, the reimbursement obligations in respect of which constitute Parity Lien Debt;
(v)Fifth, to the extent not paid above, to the payment of any other Parity Lien Obligations that are then due and payable, ratably in accordance with any other Parity Lien Obligations that are then due and payable after deducting amounts paid above; and
(vi)Sixth, any surplus remaining after the payment in full in cash of the amounts described in the preceding clauses will be paid to the Company or the applicable Obligor, as the case may be, and as directed in writing by the Company, its successors or assigns, or as a court of competent jurisdiction may direct.
(b)This Section 4.4 is intended for the benefit of, and will be enforceable as a third party beneficiary by, each present and future holder of Parity Lien Obligations, each present and future Parity Lien Representative and the Collateral Trustee as holder of Parity Liens. The Parity Lien Representative of each future issuance of Additional Bonds and

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each future Series of Parity Lien Debt will be required to deliver to the Collateral Trustee a Collateral Trust Joinder and an Additional Secured Debt Designation as provided in Section 4.8 at the time of incurrence of such Series of Parity Lien Debt.
(c)In making the determinations and allocations in accordance with this Section 4.4, the Collateral Trustee may conclusively rely upon information supplied by the relevant Parity Lien Representative as to the amounts of unpaid principal and interest and other amounts outstanding with respect to its respective Parity Lien Debt and any other Parity Lien Obligations.
(d)If, in any Insolvency or Liquidation Proceeding, the Collateral Trustee’s security interest hereunder and under the Parity Lien Security Documents is enforced with respect to some, but not all, of the Parity Lien Obligations then outstanding, the Collateral Trustee shall nonetheless apply the proceeds of the Collateral for the benefit of the holders of all Parity Lien Obligations in the proportions and subject to the priorities specified herein.  To the extent that the Collateral Trustee distributes proceeds of Collateral collected with respect to Parity Lien Obligations held by one holder to or on behalf of Parity Lien Obligations held by a second holder, the first holder shall be deemed to have purchased a participation in the Parity Lien Obligations held by the second holder, or shall be subrogated to the rights of the second holder to receive any subsequent payments and distributions made with respect to the portion thereof paid or to be paid by the application of such proceeds of Collateral.
Section 4.5Powers of the Collateral Trustee.
(a)The Collateral Trustee is irrevocably authorized and empowered to enter into and perform its obligations and protect, perfect, exercise and enforce its interest, rights, powers and remedies under the Parity Lien Security Documents and applicable law and in equity and to act as set forth in this Article 4 or, subject to the other provisions of this Agreement, as requested in any lawful directions given to it in accordance with this Agreement from time to time in respect of any matter by an Act of Parity Lien Debtholders.
(b)No Parity Lien Representative or holder of Parity Lien Obligations (other than the Collateral Trustee) will have any liability whatsoever for any act or omission of the Collateral Trustee, and the Collateral Trustee will have no liability whatsoever for any act or omission of any Parity Lien Representative or any holder of Parity Lien Obligations.
Section 4.6Documents and Communications.  The Collateral Trustee will permit each Parity Lien Representative and each holder of Parity Lien Obligations upon reasonable written notice and at reasonable times from time to time to inspect and copy, at the cost and expense of the party requesting such copies, any and all Parity Lien Security Documents and other documents, notices, certificates, instructions or communications received by the Collateral Trustee in its capacity as such.
Section 4.7For Sole and Exclusive Benefit of Holders of Parity Lien Obligations.  The Collateral Trustee will accept, hold, administer and enforce all Liens on the Collateral at any time transferred or delivered to it and all other interests, rights, powers and

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remedies at any time granted to or enforceable by the Collateral Trustee and all other property of the Trust Estate solely and exclusively for the benefit of the present and future holders of present and future Parity Lien Obligations, and will distribute all proceeds received by it in realization thereon or from enforcement thereof solely and exclusively pursuant to the provisions of Section 4.4.

Section 4.8Additional Parity Lien Debt.
(a)The Collateral Trustee will, as trustee hereunder, perform its undertakings set forth in Section 4.1(a) with respect to any Parity Lien Obligations constituting Additional Bonds or a Series of Parity Lien Debt that is issued or incurred after the date hereof; provided that:
(i)such Parity Lien Obligations are identified as Parity Lien Debt in accordance with the procedures set forth in Section 4.8(b); and
(ii)the designated Parity Lien Representative identified pursuant to Section 4.8(b) signs a Collateral Trust Joinder and an Additional Secured Debt Designation and delivers the same to the Collateral Trustee.
(b)The Company will be permitted to designate as an additional holder of Parity Lien Debt hereunder each Person who is, or who becomes, the registered holder of Parity Lien Debt incurred by the Company after the date of this Agreement in accordance with the terms of all applicable Parity Lien Documents. The Company may only effect such designation by delivering to the Collateral Trustee and the Parity Lien Representatives an Additional Parity Lien Debt Certificate that:
(i)states that the applicable Obligor intends to incur additional Parity Lien Debt (“Additional Parity Lien Debt”) that is permitted by each applicable Parity Lien Document to be secured with a Parity Lien equally and ratably with all other Parity Lien Debt, it being expressly understood and agreed that such Additional Parity Lien Debt may not be Indebtedness of any such Obligor to any of its Subsidiaries or Affiliates;
(ii)specifies the name, address and contact information of the Parity Lien Representative for such series of Additional Parity Lien Debt for purposes of Section 8.7;
(iii)attaches as Exhibit 1 to such Additional Parity Lien Debt Certificate a Reaffirmation Agreement in substantially the form attached as Exhibit 1 to Exhibit A of this Agreement, which Reaffirmation Agreement has been duly executed by each Obligor; and
(iv)states that the Company has caused a copy of the Additional Parity Lien Debt Certificate and the related Collateral Trust Joinder to be delivered to each then existing Parity Lien Representative;

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provided that, no Indebtedness incurred under the Working Capital Facility Credit Agreement or any Inventory Agreement may be designated as Parity Lien Debt pursuant to this Section 4.8.

(c)Although the Company shall be required to deliver a copy of each Additional Parity Lien Debt Certificate, each Collateral Trust Joinder and each Additional Secured Debt Designation to each then existing Parity Lien Representative, the failure to so deliver a copy of the Additional Parity Lien Debt Certificate, Collateral Trust Joinder and/or Additional Secured Debt Designation to any then-existing Parity Lien Representative shall not affect the status of such debt as Additional Parity Lien Debt if the other requirements of this Section 4.8 are complied with.
(d)The Collateral Trustee shall have the right to request that the Company provide to it a customary legal opinion or opinions of counsel (subject to customary assumptions, qualifications and exceptions and substantially similar to any such opinions delivered to it on the date of this Agreement as it relates to the subject matter thereof) as to the Additional Parity Lien Debt being secured by a valid and perfected security interest in the Collateral; provided that (i) such legal opinion or opinions need not address any collateral of a type not previously covered by any legal opinion delivered by or on behalf of the Company and (ii) nothing shall preclude such legal opinion or opinions from being delivered on a post-closing basis after the incurrence of such Additional Parity Lien Debt if permitted by the Parity Lien Representative for such Additional Parity Lien Debt.
(e)Notwithstanding the foregoing, nothing in this Agreement will be construed to allow the Company to incur additional Indebtedness (including Additional Bonds) unless otherwise permitted by the terms of each Parity Lien Document.
(f)With respect to any Parity Lien Obligations constituting Additional Bonds or a Series of Parity Lien Debt that is issued or incurred after the date hereof, each Obligor agrees to take such actions (if any) as may from time to time reasonably be requested by the Collateral Trustee, provided that the Collateral Trustee shall have no obligation to do so and shall have no liability in connection with or in failing to do so, or any Act of Parity Lien Debtholders, and each Obligor and the Collateral Trustee shall enter into such technical amendments, modifications and/or supplements to the then existing Guarantees and Parity Lien Security Documents (or execute and deliver such additional Parity Lien Security Documents) as may from time to time be reasonably requested by such Persons, provided that the Collateral Trustee shall have no obligation to do so and shall have no liability in connection with or failing to do so unless the Collateral Trustee shall have received (i) a certificate of an officer of the Company certifying that the Collateral Trustee is entitled to take such action and (ii) a customary legal opinion or opinions of counsel (subject to customary assumptions, qualifications and exceptions and substantially similar to any such opinions delivered to it on the date of this Agreement as it relates to the subject matter thereof) as to authority of the Collateral Trustee to enter into any Additional Parity Lien Debt, to ensure that the Additional Bonds or the Additional Parity Lien Debt, as applicable, are secured by, and entitled to the benefits of, the Parity Lien Security Documents, and each Parity Lien Secured Party (by its acceptance of the benefits hereof) hereby agrees to, and authorizes the Collateral Trustee to enter into, any such technical

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amendments, modifications and/or supplements (and additional Parity Lien Security Documents). Each Obligor hereby further agrees that, if there are any recording, filing or other similar fees payable in connection with any of the actions to be taken pursuant to this Section 4.8(f) or Section 4.8(g), all such amounts shall be paid by, and shall be for the account of, the Company and the other respective Obligors, on a joint and several basis.
(g)Without limitation of the foregoing, each Obligor agrees to take the following actions with respect to the Mortgaged Properties with respect to all Additional Parity Lien Debt (it being understood that any such actions may be taken following the incurrence of any such Additional Parity Lien Debt on a post-closing basis if permitted by the Parity Lien Representative for such Additional Parity Lien Debt) to the extent necessary to ensure that such Additional Parity Lien Debt is secured by, and entitled to the benefits of, the Parity Lien Security Documents with respect to such Mortgaged Properties:
(i)each applicable Obligor shall enter into, and deliver to the Collateral Trustee a mortgage modification or new mortgage, debenture, hypothec, deed of trust, deed to secure Indebtedness or similar document, instrument or agreement with regard to each Real Property subject to a mortgage, debenture, hypothec, deed of trust, deed to secure Indebtedness or similar document, instrument or agreement (each such mortgage, debenture, hypothec, deed of trust, deed to secure Indebtedness or similar document, instrument or agreement an “Additional Mortgage Instrument”), in proper form for recording in all applicable jurisdictions, in a form and substance reasonably satisfactory to the Collateral Trustee; and
(ii)each applicable Obligor will cause to be delivered to the Collateral Trustee a local counsel opinion (subject to customary assumptions, qualifications and exceptions and substantially similar to any such opinions delivered to it on the date of this Agreement as it relates to the subject matter thereof) to the effect that the Collateral Trustee has a valid and perfected Lien with respect to such Mortgaged Property.
(h)If and to the extent any or all obligations owed by the Company to Stonebriar under the Stonebriar Sale Leaseback Obligations  are discharged, the assets previously pledged to, or sold to and leased back from, Stonebriar will be added to the Collateral subject to this Agreement.
Section 4.9Prohibition on Contesting Liens; No Interference.  Each Parity Lien Representative agrees, on behalf of itself and its related Parity Lien Secured Parties, that such Parity Lien Representative and any of their respective related Parity Lien Secured Parties will not (and each hereby waives any right to) contest or support any other Person in contesting in any proceeding (including any Insolvency or Liquidation Proceeding):
(a)the perfection, priority, validity, attachment or enforceability of a Lien held by or on behalf of the Collateral Trustee in all or any part of the Collateral;
(b)the exercise by the Collateral Trustee of any rights or remedies relating to the Collateral; and

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(c)the relative rights and duties of the holders of Parity Lien Debt established or granted and/or established in this Agreement or any Parity Lien Security Document with respect to such Liens;

provided that nothing in this Agreement shall be construed to prevent or impair the rights of any Parity Lien Representative or any of their respective related Parity Lien Secured Parties to enforce this Agreement.

Section 4.10Prohibition on Challenging this Agreement.  Each of the Collateral Trustee and each Parity Lien Representative agrees, on behalf of itself and its related Parity Lien Secured Parties, that neither they nor any of their respective related Parity Lien Secured Parties will attempt, directly or indirectly, whether by judicial proceedings or otherwise, to challenge the enforceability of any provision of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the rights of any party to this Agreement and any of its related Parity Lien Secured Parties to enforce this Agreement.
Article 5
OBLIGATIONS ENFORCEABLE BY THE OBLIGORS
Section 5.1Release of Liens on Collateral.
(a)The Collateral Trustee’s Liens upon the Collateral will be automatically released:
(i)in whole, upon (A) payment in full in cash of (1) all outstanding Parity Lien Debt and (2) all other Parity Lien Obligations (other than contingent indemnity obligations for which no claim has been made), (B) termination or expiration of all commitments to extend credit under all Parity Lien Documents, and (C) the cancellation or termination or cash collateralization (at the lower of (1) 105% of the aggregate undrawn amount and (2) the percentage of the aggregate undrawn amount required for release of Liens under the terms of the applicable Parity Lien Documents) of all outstanding letters of credit issued pursuant to any Parity Lien Documents;
(ii)as to any Collateral of an Obligor that is (A) released as an Obligor under each Parity Lien Document and (B) is not obligated (as primary obligor or guarantor) with respect to any other Parity Lien Obligations, in each case of (A) and (B), so long as the respective release is expressly permitted by the terms of all Parity Lien Documents which then remain in effect;
(iii)as to any Collateral of the Company that is sold, transferred or otherwise disposed of by the Company to a Person that is not (either before or after such sale, transfer or disposition) the Company or an Obligor in a transaction or other circumstance that is expressly permitted by all of the Parity Lien Documents, at the time of such sale, transfer or other disposition or to the extent of the interest sold, transferred or otherwise disposed of; provided that the Collateral Trustee’s

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Liens upon the Collateral will not be released if the sale or other disposition is subject to Article 5 of the Indenture;
(iv)in whole, if the Liens on such Collateral have been released in accordance with the terms of each Series of Parity Lien Debt; or
(v)as to a release of all or substantially all of the Collateral, if (A) consent to the release of that Collateral has been given by the requisite percentage or number of holders of each Series of Parity Lien Debt at the time outstanding as provided for in the applicable Parity Lien Documents and (B) the Company has delivered an Officers’ Certificate to the Collateral Trustee certifying that all such necessary consents have been obtained.
(b)The Collateral Trustee hereby agrees that in the case of any release pursuant to Section 5.1(a)(iii), if the terms of any such sale, transfer or other disposition require the payment of the purchase price to be contemporaneous with the delivery of the applicable release, then, at the written request of and at the expense of the Company or other applicable Obligor, the Collateral Trustee will either (A) be present at and deliver the release at the closing of such transaction or (B) deliver the release under customary escrow arrangements that permit such contemporaneous payment and delivery of the release.
Section 5.2Collateral Trustee not Required to Serve, File or Record.  Subject to Section 5.1 and Article 6 hereof, the Collateral Trustee is not required to serve, file, register or record any instrument releasing or subordinating its Liens on any Collateral; provided that if the Company shall make a written demand for a termination statement under Section 9-513(c) of the UCC, the Collateral Trustee shall comply with the written request of the Company to comply with the requirements of such UCC provision (which written request must be accompanied by an Officers’ Certificate relating to the same).
Section 5.3Release of Liens in Respect of Bonds.  In addition to any release pursuant to Section 5.1 hereof, the Collateral Trustee’s Parity Liens will no longer secure the Bonds outstanding under the Indenture or any other Obligations under the Bond Documents (as defined in the Indenture), and the right of the holders of the Bonds to the benefits and proceeds of the Collateral Trustee’s Parity Liens on the Collateral will terminate and be discharged as provided for in Section 9.01 of the Indenture, and after such termination and discharge of the Indenture, all covenants, limitations, obligations and restrictions contained in the Indenture referred to or referenced herein as applying to or restricting the actions or conduct of any of the Obligors shall be without further force or effect. For the avoidance of doubt, such release, termination and discharge with respect to the Bonds and any other Obligations under the Bond Documents shall not release or discharge Liens securing Parity Lien Obligations other than the Bonds and any other Obligations under the Bond Documents.
Section 5.4Release of Liens in Respect of any Series of Parity Lien Debt other than the Bonds.  In addition to any release pursuant to Section 5.1 hereof, as to any Series of Parity Lien Debt other than the Bonds, the Collateral Trustee’s Parity Lien will no longer secure such Series of Parity Lien Debt (a) if such Parity Lien Debt has been paid or satisfied in full, all commitments to extend credit in respect of such Series of Parity Lien Debt have been terminated,

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all obligations required to be cash collateralized thereunder have been satisfactorily cash collateralized, and all other Parity Lien Obligations related thereto that are outstanding and unpaid at the time such Series of Parity Lien Debt is paid are also paid or satisfied in full or (b) if such Liens are otherwise released by the terms of the Parity Lien Documents applicable to such Parity Lien Debt.

Article 6
IMMUNITIES OF THE COLLATERAL TRUSTEE
Section 6.1No Implied Duty.  The Collateral Trustee will not have any fiduciary duties nor will it have responsibilities or obligations other than those expressly assumed by it in this Agreement and the other Parity Lien Security Documents. No implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or the other Parity Lien Documents, or otherwise exist against the Collateral Trustee. Without limiting the generality of the foregoing sentences, the use of the term “trustee” in this Agreement with reference to the Collateral Trustee is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties. The Collateral Trustee will not be required to take any action that is contrary to applicable law or any provision of this Agreement or the other Parity Lien Security Documents.
Section 6.2Appointment of Agents and Advisors.  The Collateral Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, accountants, appraisers or other experts or advisors selected by it in good faith as it may reasonably require and will not be responsible for any misconduct or negligence on the part of any of them.
Section 6.3Other Agreements.  The Collateral Trustee has accepted its appointment as collateral trustee hereunder and is bound by the Parity Lien Security Documents executed by the Collateral Trustee. The Collateral Trustee shall at the request of the Company execute additional Parity Lien Security Documents delivered to it after the date of this Agreement (including to secure Obligations arising under Additional Parity Lien Debt to the extent such Obligations are permitted to be incurred and secured under each Parity Lien Document); provided that such additional Parity Lien Security Documents do not adversely affect the rights, privileges, benefits and immunities of the Collateral Trustee or conflict with the terms of this Agreement. The Collateral Trustee will not otherwise be bound by, or be held obligated by, the provisions of any credit agreement, indenture or other agreement governing Parity Lien Debt (other than this Agreement and the other Parity Lien Security Documents to which it is a party).
Section 6.4Solicitation of Instructions.
(a)The Collateral Trustee may at any time solicit written confirmatory instructions, in the form of an Act of Parity Lien Debtholders, an Officers’ Certificate, a legal opinion from counsel to the Company or an order of a court of competent jurisdiction, as to any action that it may be requested or required to take, or that it may propose to take, in the performance of any of its obligations under this Agreement or the other Parity Lien

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Security Documents, and the Collateral Trustee will not be liable for any action it takes or omits to take in good faith in reliance on any such certificate, opinion or order.  In the absence of bad faith on its part, the Collateral Trustee may rely, and will be protected in acting or refraining from acting, upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper Person. The Collateral Trustee need not investigate any fact or matter stated in the document, but, in the case of any document which is specifically required to be furnished to the Collateral Trustee pursuant to any provision hereof, the Collateral Trustee shall examine the document to determine whether it conforms to the requirements of this Agreement (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein).
(b)No written direction given to the Collateral Trustee by an Act of Parity Lien Debtholders that in the sole judgment of the Collateral Trustee imposes, purports to impose or might reasonably be expected to impose upon the Collateral Trustee any obligation or liability not set forth in or arising under this Agreement and the other Parity Lien Security Documents will be binding upon the Collateral Trustee unless the Collateral Trustee elects, at its sole option, to accept such direction.
(c)The Collateral Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement at the request, order or direction of the Required Parity Lien Debtholders pursuant to the provisions of this Agreement, unless such holders shall have furnished to the Collateral Trustee reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby.
(d)The Collateral Trustee shall, within one Business Day of the receipt by it of any Act of Parity Lien Debtholders, deliver a copy of such Act of Parity Lien Debtholders to each Parity Lien Representative.
Section 6.5Limitation of Liability.  The Collateral Trustee will not be responsible or liable for any action taken or omitted to be taken by it hereunder or under any other Parity Lien Security Document, except as determined by a court of competent jurisdiction in a final, nonappealable judgment to have resulted from the Collateral Trustee’s gross negligence or willful misconduct.
Section 6.6Documents in Satisfactory Form.  The Collateral Trustee will be entitled to require that all agreements, certificates, opinions, instruments and other documents at any time submitted to it, including those expressly provided for in this Agreement but excluding Exhibits attached hereto, be delivered to it in a form and with substantive provisions reasonably satisfactory to it.  The Collateral Trustee (i) makes no representation as to the validity or adequacy of any Parity Lien Document and (ii) is not responsible for any statement in any Parity Lien Document other than its certificate of authentication and any representations and warranties made by it.

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Section 6.7Entitled to Rely.  The Collateral Trustee may seek and rely upon, and shall be fully protected in relying upon, any judicial order or judgment, upon any advice, opinion or statement of legal counsel, independent consultants and other experts selected by it in good faith and upon any certification, instruction, notice or other writing delivered to it by the Company in compliance with the provisions of this Agreement or delivered to it by any Parity Lien Representative as to the holders of Parity Lien Obligations for whom it acts, without being required to determine the authenticity thereof or the correctness of any fact stated therein or the propriety or validity of service thereof. The Collateral Trustee may act in reliance upon any instrument comporting with the provisions of this Agreement or any signature believed by it in good faith to be genuine and may assume that any Person purporting to give notice or receipt or advice or make any statement or execute any document in connection with the provisions hereof or the other Parity Lien Security Documents has been duly authorized to do so. To the extent an Officers’ Certificate or opinion of counsel is required or permitted under this Agreement to be delivered to the Collateral Trustee in respect of any matter, the Collateral Trustee may rely conclusively on an Officers’ Certificate or opinion of counsel as to such matter and such Officers’ Certificate or opinion of counsel shall be full warranty and protection to the Collateral Trustee for any action taken, suffered or omitted by it under the provisions of this Agreement and the other Parity Lien Security Documents.  The Collateral Trustee (a) shall not be responsible to any Parity Lien Secured Party for any recitals, statements, information, representations or warranties of any other Person contained herein, in the Parity Lien Documents or in any document, certificate or other writing delivered in connection herewith or therewith or for the execution, effectiveness, genuineness, validity, enforceability, collectability, priority of sufficiency of this Agreement by or against any other Person, the Parity Lien Documents or the financial condition of the Company, the other Obligors or any of them and (b) shall not be required to ascertain or inquire as to the performance or observation of any of the terms, covenants or conditions of this Agreement or any Parity Lien Document.
Section 6.8Parity Lien Debt Default.  The Collateral Trustee will not be required to inquire as to the occurrence or absence of any Parity Lien Debt Default and will not be affected by or required to act upon any notice or knowledge as to the occurrence of any Parity Lien Debt Default unless and until it is directed by an Act of Parity Lien Debtholders.
Section 6.9Actions by Collateral Trustee.  As to any matter not expressly provided for by this Agreement or the other Parity Lien Security Documents, the Collateral Trustee will act or refrain from acting as directed by an Act of Parity Lien Debtholders in accordance with this Agreement and will be fully protected if it does so, and any action taken, suffered or omitted pursuant to hereto or thereto shall be binding on the holders of Parity Lien Obligations.
Section 6.10Anti-Marshaling.  The Collateral Trustee shall not be required to marshal any present or future collateral security for any obligations of any Obligor to any Parity Lien Secured Party under the Parity Lien Documents or any assurance of payment in respect thereof, or to resort to such collateral security or other assurances of payment in any particular order, and all of their rights in respect of such collateral security or any assurance of payment in respect thereof shall be cumulative and in addition to all other rights, however existing or arising.
Section 6.11Security or Indemnity in favor of the Collateral Trustee.  The Collateral Trustee will not be required to advance or expend any funds or otherwise incur any

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financial liability in the performance of its duties or the exercise of its powers or rights hereunder unless it has been provided with security or indemnity reasonably satisfactory to it against any and all liability or expense which may be incurred by it by reason of taking or continuing to take such action.

Section 6.12Rights of the Collateral Trustee.  In the event of any conflict between any terms and provisions set forth in this Agreement and those set forth in any other Parity Lien Security Document, the terms and provisions of this Agreement shall supersede and control the terms and provisions of such other Parity Lien Security Document. In the event there is any bona fide, good faith disagreement between the other parties to this Agreement or any of the other Parity Lien Security Documents resulting in adverse claims being made in connection with Collateral held by the Collateral Trustee and the terms of this Agreement or any of the other Parity Lien Security Documents do not unambiguously mandate the action the Collateral Trustee is to take or not to take in connection therewith under the circumstances then existing, or the Collateral Trustee is in doubt as to what action it is required to take or not to take hereunder or under the other Parity Lien Security Documents, it will be entitled to refrain from taking any action (and will incur no liability for doing so) until directed otherwise in writing by an Act of Parity Lien Debtholders or by order of a court of competent jurisdiction.
Section 6.13Limitations on Duty of Collateral Trustee in Respect of Collateral.
(a)Beyond the exercise of reasonable care in the custody of Collateral in its possession, the Collateral Trustee will have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee reasonably selected by it in good faith or any income thereon or as to preservation of rights against prior parties or any other rights pertaining thereto and the Collateral Trustee will not be responsible for filing any financing or continuation statements or recording any documents or instruments in any public office at any time or times or otherwise perfecting or maintaining the perfection of any Liens on the Collateral.  The Collateral Trustee shall deliver to each other Parity Lien Representative a copy of any such written request.  The Collateral Trustee will be deemed to have exercised reasonable care in the custody of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property, and the Collateral Trustee will not be liable or responsible for any loss or diminution in the value of any of the Collateral by reason of the act or omission of any carrier, forwarding agency or other agent or bailee reasonably selected by the Collateral Trustee in good faith.
(b)Except as provided in Section 6.13(a), the Collateral Trustee will not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the Liens in any of the Collateral, for the validity or sufficiency of the Collateral or any agreement or assignment contained therein, for the validity of the title of the Company to the Collateral, for insuring the Collateral or for the payment of taxes, charges, assessments or Liens upon the Collateral or otherwise as to the maintenance of the Collateral. The Collateral Trustee hereby disclaims any representation or warranty to the current and future holders of the Parity Lien Obligations concerning the perfection of the security interests granted to it or in the value of any Collateral. The Collateral Trustee shall not be under any obligation to the Bond Trustee or

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any holder of Parity Lien Debt to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Parity Lien Security Document or to inspect the properties, books or records of the Company.
Section 6.14Assumption of Rights, Not Assumption of Duties.  Notwithstanding anything to the contrary contained herein:
(a)each of the parties thereto will remain liable under each of the Parity Lien Security Documents (other than this Agreement) to the extent set forth therein to perform all of their respective duties and obligations thereunder to the same extent as if this Agreement had not been executed;
(b)the exercise by the Collateral Trustee of any of its rights, remedies or powers hereunder will not release such parties from any of their respective duties or obligations under the other Parity Lien Security Documents; and
(c)the Collateral Trustee will not be obligated to perform any of the obligations or duties of the Company.
Section 6.15No Liability for Clean Up of Hazardous Materials.  In the event that the Collateral Trustee is required to acquire title to an asset for any reason, or take any managerial action of any kind in regard thereto, in order to carry out any fiduciary or trust obligation for the benefit of another, which in the Collateral Trustee’s sole discretion may cause the Collateral Trustee to be considered an “owner or operator” under any environmental laws or otherwise cause the Collateral Trustee to incur, or be exposed to, any environmental liability or any liability under any other federal, state or local law, the Collateral Trustee reserves the right, instead of taking such action, either to resign as Collateral Trustee or to arrange for the transfer of the title or control of the asset to a court appointed receiver. The Collateral Trustee will not be liable to any Person for any environmental liability or any environmental claims or contribution actions under any federal, state or local law, rule or regulation by reason of the Collateral Trustee’s actions and conduct as authorized, empowered and directed hereunder or relating to any kind of discharge or release or threatened discharge or release of any hazardous materials into the environment.
Section 6.16Other Relationships with the Obligors.  Wilmington Trust, National Association and its Affiliates (and any successor Collateral Trustee and its Affiliates) may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with the Company and its Affiliates as though it was not the Collateral Trustee hereunder and without notice to or consent of the Bond Trustee or any holder of Parity Lien Obligations. The Bond Trustee and the holders of the Parity Lien Obligations acknowledge that, pursuant to such activities, Wilmington Trust, National Association or its Affiliates (and any successor Collateral Trustee and its Affiliates) may receive information regarding the Company or its Affiliates (including information that may be subject to confidentiality obligations in favor of such Obligor or such Affiliate) and acknowledge that the Collateral Trustee shall not be under any obligation to provide such information to the Bond Trustee or the holders of the Parity Lien Obligations. Nothing herein shall impose or imply any obligation on the part of Wilmington Trust, National Association (or any successor Collateral Trustee) to advance funds.

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Article 7
RESIGNATION AND REMOVAL OF THE COLLATERAL TRUSTEE
Section 7.1Resignation or Removal of Collateral Trustee.  Subject to the appointment of a successor Collateral Trustee as provided in Section 7.2 and the acceptance of such appointment by the successor Collateral Trustee:
(a)the Collateral Trustee may resign at any time by giving not less than 30 days’ prior written notice of resignation to each Parity Lien Representative and the Company; and
(b)the Collateral Trustee may be removed at any time, with or without cause, by an Act of Parity Lien Debtholders by giving not less than 30 days’ prior written notice to the Collateral Trustee.
Section 7.2Appointment of Successor Collateral Trustee.  Upon any such resignation or removal, a successor Collateral Trustee may be appointed by an Act of Parity Lien Debtholders. If no successor Collateral Trustee has been so appointed and accepted such appointment within 30 days after the predecessor Collateral Trustee gave notice of resignation or was removed, the retiring Collateral Trustee may (at the expense of the Company), at its option, appoint a successor Collateral Trustee, or petition a court of competent jurisdiction for appointment of a successor Collateral Trustee, which must be a bank or trust company:
(a)authorized to exercise corporate trust powers; and
(b)having a combined capital and surplus of at least $250,000,000.

The Collateral Trustee will fulfill its obligations hereunder until a successor Collateral Trustee meeting the requirements of this Section 7.2 has accepted its appointment as Collateral Trustee and the provisions of Section 7.3 have been satisfied.

Section 7.3Succession.  When the Person so appointed as successor Collateral Trustee accepts such appointment:
(a)such Person will succeed to and become vested with all the rights, powers, privileges and duties of the predecessor Collateral Trustee, and the predecessor Collateral Trustee will be discharged from its duties and obligations hereunder;
(b)such Person will send notice to the Bond Trustee and any other Parity Lien Representative of its acceptance of the appointment as successor Collateral Trustee and will agree in such notice to assume the obligations of the Collateral Trustee under this Agreement; and
(c)the predecessor Collateral Trustee will (at the expense of the Company) promptly transfer all Liens and collateral security and other property of the Trust Estate within its possession or control to the possession or control of the successor Collateral Trustee and will execute instruments and assignments as may be necessary or desirable or

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reasonably requested by the successor Collateral Trustee to transfer to the successor Collateral Trustee all Liens, interests, rights, powers and remedies of the predecessor Collateral Trustee in respect of the Parity Lien Security Documents or the Trust Estate.

Thereafter the predecessor Collateral Trustee will remain entitled to enforce the immunities granted to it in Article 6 and the provisions of Section 8.9 and Section 8.10, and said provisions will survive termination of this Agreement for the benefit of the predecessor of the Collateral Trustee.

Section 7.4Merger, Conversion or Consolidation of Collateral Trustee.  Any Person into which the Collateral Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Collateral Trustee shall be a party, or any Person succeeding to the business of the Collateral Trustee shall be the successor of the Collateral Trustee pursuant to Section 7.3, provided that (i) without the execution or filing of any paper with any party hereto or any further act on the part of any of the parties hereto, except where an instrument of transfer or assignment is required by law to effect such succession, anything herein to the contrary notwithstanding, such Person satisfies the eligibility requirements specified in clauses (a) and (b) of Section 7.2 and (ii) prior to any such merger, conversion or consolidation, the Collateral Trustee shall have notified the Company and each Parity Lien Representative thereof in writing.
Section 7.5Concerning the Collateral Trustee and the Parity Lien Representatives.
(a)Notwithstanding anything contained herein to the contrary, it is expressly understood and agreed by the parties hereto that, other than any holder of Parity Lien Debt that is expressly a party hereto in its individual capacity, this Agreement has been signed by each Parity Lien Representative not in its individual capacity or personally but solely in its capacity as trustee, representative or agent for the benefit of the related holders of the applicable Series of Parity Lien Debt in the exercise of the powers and authority conferred and vested in it under the related Parity Lien Documents, and in no event shall such Parity Lien Representative, in its individual capacity, have any liability for the representations, warranties, covenants, agreements or other obligations of any other party under this Agreement, any Parity Lien Document or in any of the certificates, reports, documents, data notices or agreements delivered by such other party pursuant hereto or thereto.
(b)Notwithstanding anything contained herein to the contrary, it is expressly understood and agreed by the parties hereto that this Agreement has been signed by Wilmington Trust, National Association, not in its individual capacity or personally but solely in its capacities as Collateral Trustee and Trustee, and in no event shall Wilmington Trust, National Association, in its individual capacity, have any liability for the representations, warranties, covenants, agreements or other obligations of any other party under this Agreement, any Parity Lien Document or in any of the certificates, reports, documents, data notices or agreements delivered by such other party pursuant hereto or thereto.

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(c)In entering into this Agreement, the Collateral Trustee shall be entitled to the benefit of every provision of the Indenture relating to the rights, exculpations or conduct of, affecting the liability of or otherwise affording protection to the “Collateral Trustee” thereunder. In no event will the Collateral Trustee be liable for any act or omission on the part of the Obligors or any Parity Lien Representative.
(d)Except as otherwise set forth herein, neither the Collateral Trustee nor any Parity Lien Representative shall be required to exercise any discretion or take any action, but shall be required to act or refrain from acting (and shall be fully protected in so acting or refraining from acting) solely upon the instructions of the applicable Required Parity Lien Debtholders as provided in this Agreement or the related Parity Lien Document; provided that neither the Collateral Trustee nor any Parity Lien Representative shall be required to take any action that (i) it in good faith believes exposes it to personal liability unless it receives an indemnification satisfactory to it from the applicable holders of the Parity Lien Obligations with respect to such action or (ii) is contrary to this Agreement or applicable law.
Article 8
MISCELLANEOUS
Section 8.1Amendment.
(a)This Agreement and any other Parity Lien Security Document may be amended, waived or supplemented only by writing executed by the applicable Obligor, the Collateral Trustee, and each Parity Lien Representative, provided that, any amendment, waiver or supplement that has the effect solely of:
(i)adding or maintaining Collateral, securing additional Parity Lien Debt that was otherwise permitted by the terms of each Parity Lien Document to be secured by the Collateral or preserving, perfecting or establishing the Liens thereon or the rights of the Collateral Trustee therein, or
(ii)providing for the assumption of the Company’s obligations under any Parity Lien Document in the case of a merger or consolidation or sale of all or substantially all of the properties or assets of such Obligor to the extent permitted by the terms of each Parity Lien Document;

will become effective when executed and delivered by the applicable Obligor party thereto and, if required for effectiveness pursuant to its terms, the Collateral Trustee.

(b)The Collateral Trustee will not enter into any amendment, waiver or supplement of any Parity Lien Security Document unless it has received an Officers’ Certificate to the effect that such amendment, waiver or supplement will not result in a breach of any provision or covenant contained in this Agreement or any of the Parity Lien Documents. Prior to executing any amendment, waiver or supplement pursuant to this Section 8.1, the Collateral Trustee will be entitled to receive an opinion of counsel of the Company to the effect that the execution of such document is authorized or permitted

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hereunder, and with respect to amendments adding Collateral, an opinion of counsel of the Company addressing customary creation and perfection (which opinion may be subject to customary assumptions, qualifications and exceptions).
Section 8.2Voting.  In connection with any matter under this Agreement requiring a vote of holders of Parity Lien Debt, each Series of Parity Lien Debt will cast its votes in accordance with the Parity Lien Documents governing such Series of Parity Lien Debt.  The amount of Parity Lien Debt to be voted by a Series of Parity Lien Debt will equal the aggregate principal amount and related accrued interest of Parity Lien Debt under that Series of Parity Lien Debt then outstanding as a block in respect of any vote under this Agreement.  In connection with this Section 8.2, the Collateral Trustee may conclusively rely upon information supplied by the relevant Parity Lien Representative as to the amounts of Parity Lien Debt held by each Series of Parity Lien Debt.
Section 8.3Further Assurances.
(a)Each of the Obligors will do or cause to be done all acts and things that may be reasonably necessary, or that the Collateral Trustee from time to time may reasonably request, to assure and confirm that the Collateral Trustee holds, for the benefit of the holders of Parity Lien Obligations, duly created and enforceable and perfected Liens upon the Collateral (including any property or assets that are acquired or otherwise become, or are required by any Parity Lien Document to become, Collateral after the date hereof), in each case, as contemplated by, and with the Lien priority required under, the Parity Lien Documents and in connection with any merger, consolidation or sale of assets of the Company, the property and assets of the Person which is consolidated or merged with or into the Company, to the extent that they are property or assets of the types which would constitute Collateral under the security documents, shall be treated as after-acquired property and such Obligor shall take such action as may be reasonably necessary to cause such property and assets to be made subject to the Parity Liens, in the manner and to the extent required under the Parity Lien Documents.
(b)Upon the reasonable request of any Parity Lien Representative at any time and from time to time, each of the Obligors will promptly, at its sole expense, execute, acknowledge and deliver such security documents, instruments, certificates, notices and other documents, and take such other actions as may be reasonably necessary, or that any Parity Lien Representative may reasonably request, to create, perfect, protect, assure or enforce the Liens and benefits intended to be conferred, in each case as contemplated by the Parity Lien Documents for the benefit of holders of Parity Lien Obligations; provided that no such security document, instrument or other document shall be materially more burdensome upon the Company than the Parity Lien Documents executed and delivered (or required to be executed and delivered promptly after the date hereof) by such Obligor in connection with the issuance of the Bonds on or about the date hereof.
Section 8.4Successors and Assigns.
(a)Except as provided in Section 6.2 and Article 7, the Collateral Trustee may not, in its capacity as such, delegate any of its duties or assign any of its rights hereunder,

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and any attempted delegation or assignment of any such duties or rights will be null and void. All obligations of the Collateral Trustee hereunder will inure to the sole and exclusive benefit of, and be enforceable by, each Parity Lien Representative and each present and future holder of Parity Lien Obligations, each of whom will be entitled to enforce this Agreement as a third-party beneficiary hereof, and all of their respective successors and permitted assigns.
(b)No Obligor may delegate any of its duties or assign any of its rights hereunder, and any attempted delegation or assignment of any such duties or rights will be null and void.  All obligations of the Obligors hereunder will inure to the sole and exclusive benefit of, and be enforceable by, the Collateral Trustee, each Parity Lien Representative and each present and future holder of Parity Lien Obligations, each of whom will be entitled to enforce this Agreement as a third-party beneficiary hereof, and all of their respective successors and permitted assigns.
Section 8.5Delay and Waiver.  No failure to exercise, no course of dealing with respect to the exercise of, and no delay in exercising, any right, power or remedy arising under this Agreement or any of the other Parity Lien Security Documents will impair any such right, power or remedy or operate as a waiver thereof. No single or partial exercise of any such right, power or remedy will preclude any other or future exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.
Section 8.6Continuing Nature of this Agreement.  If any Secured Party is required in any Insolvency or Liquidation Proceeding or otherwise to turn over or otherwise pay to the estate of the Company or any other Obligor for any reason, including without limitation because it was found to be a fraudulent or preferential transfer, any amount paid in respect of the Parity Lien Obligations (a “Recovery”), whether received as proceeds of security, enforcement of any right of set-off or otherwise, then such Parity Lien Obligations shall be automatically reinstated with respect to all such recovered amounts.  In such event (a) the Discharge of Parity Lien Obligations shall be deemed not to have occurred and (b) if this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto from such date of reinstatement.
Section 8.7Notices.  Any communications, including notices and instructions, between the parties hereto or notices provided herein to be given may be given to the following addresses:

If to the Collateral Trustee:	Wilmington Trust, National Association
1 Light Street, 14th Floor Baltimore, Maryland 21202 Attention: Joy Holloway Phone: 804-754-4809 Email: jeholloway@wilmingtontrust.com

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If to the Company:	Montana Renewables, LLC
2780 Waterfront Pkwy. E. Dr., Suite 200
Indianapolis, IN 46214
Telephone: (317) 328-5660
Attention: Greg Morical
Email: greg.morical@calumetspecialty.com

If to the Administrative Agent:	Delaware Trust Company
251 Little Falls Drive Wilmington, DE 19808 Attention: Kelvin Vargas Email: kelvin.vargas@delawaretrust.com; loanagent@delawaretrustloanagency.com and if to any other Parity Lien Representative, to such address as it may specify by written notice to the parties named above.

All notices and communications will be mailed by first class mail, certified or registered, return receipt requested, by overnight courier guaranteeing next day delivery, to the relevant physical address set forth above or, as to holders of Parity Lien Debt, its physical address shown on the register kept by the office or agency where the relevant Parity Lien Debt may be presented for registration of transfer or for exchange. Failure to mail a notice or communication to a holder of Parity Lien Debt or any defect in it will not affect its sufficiency with respect to other holders of Parity Lien Debt. Copies of notices may for convenience be sent via email to the email addresses specified above or, as to holders of Parity Lien Debt, to any email address shown on the register kept by the office or agency where the relevant Parity Lien Debt may be presented for registration of transfer or for exchange, but such email deliver shall not constitute notice for purposes of this agreement.

Section 8.8Entire Agreement.  This Agreement states the complete agreement of the parties relating to the undertaking of the Collateral Trustee set forth herein and supersedes all oral negotiations and prior writings in respect of such undertaking.
Section 8.9Compensation; Expenses.  The Obligors jointly and severally agree to pay, within 10 Business Days of written demand:
(a)such compensation to the Collateral Trustee and its agents as the Company and the Collateral Trustee may agree in writing from time to time;
(b)all reasonable out-of-pocket costs and expenses incurred by the Collateral Trustee and its agents in the preparation, execution, delivery, filing, recordation, administration or enforcement of this Agreement or any other Parity Lien Security Document or any consent, amendment, waiver or other modification relating hereto or thereto;

135376969.9 58

(c)all reasonable fees, expenses and disbursements of legal counsel and any auditors, accountants, consultants or appraisers or other professional advisors and agents engaged by the Collateral Trustee or any Parity Lien Representative (other than any holder of Parity Lien Debt that is expressly a party hereto in its individual capacity) incurred in connection with the negotiation, preparation, closing, administration, performance or enforcement of this Agreement and the other Parity Lien Security Documents or any consent, amendment, waiver or other modification relating hereto or thereto and any other document or matter requested by the Company;
(d)all reasonable out-of-pocket costs and expenses incurred by the Collateral Trustee and its agents in creating, perfecting, preserving, releasing or enforcing the Collateral Trustee’s Liens on the Collateral, including filing and recording fees, expenses and taxes, stamp or documentary taxes, search fees, and title insurance premiums;
(e)all other reasonable out-of-pocket costs and expenses incurred by the Collateral Trustee and its agents in connection with the negotiation, preparation and execution of the Parity Lien Security Documents and any consents, amendments, waivers or other modifications thereto and the transactions contemplated thereby or the exercise of rights or performance of obligations by the Collateral Trustee thereunder; and
(f)after the occurrence of any Parity Lien Debt Default, all costs and expenses incurred by the Collateral Trustee, its agents and any Parity Lien Representative (other than any holder of Parity Lien Debt that is expressly a party hereto in its individual capacity) in connection with the preservation, collection, foreclosure or enforcement of the Collateral subject to the Parity Lien Security Documents or any interest, right, power or remedy of the Collateral Trustee or in connection with the collection or enforcement of any of the Parity Lien Obligations or the proof, protection, administration or resolution of any claim based upon the Parity Lien Obligations in any Insolvency or Liquidation Proceeding, including all fees and disbursements of attorneys, accountants, auditors, consultants, appraisers and other professionals engaged by the Collateral Trustee, its agents or the Parity Lien Representatives (other than any holder of Parity Lien Debt that is expressly a party hereto in its individual capacity).

The agreements in this Section 8.9 will survive repayment of all other Parity Lien Obligations and the removal or resignation of the Collateral Trustee and termination of this Agreement.

Section 8.10Indemnity.
(a)The Obligors jointly and severally agree to defend, indemnify, pay and hold harmless the Collateral Trustee, each Parity Lien Representative (other than any holder of Parity Lien Debt that is expressly a party hereto in its individual capacity) and each of their respective Affiliates and each and all of their directors, officers, partners, trustees, employees, attorneys and agents, and (in each case) their respective heirs, representatives, successors and assigns (each of the foregoing, an “Indemnitee”) from and against any and all Indemnified Liabilities; provided that no Indemnitee will be entitled to indemnification hereunder with respect to any Indemnified Liability to the extent such Indemnified

135376969.9 59

Liability is found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such Indemnitee. THIS INDEMNITY COVERS ORDINARY NEGLIGENCE OF ANY OF THE FOREGOING PARTIES.
(b) All amounts due under this Section 8.10 will be payable within 10 Business Days upon written demand.
(c) To the extent that the undertakings to defend, indemnify, pay and hold harmless set forth in Section 8.10(a) may be unenforceable in whole or in part because they violate any law or public policy, each of the Obligors will contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by Indemnitees or any of them.
(d) No claim shall be made by the Company, Holdings or any of their Affiliates against the Collateral Trustee or the other Parity Lien Secured Parties, on any theory of liability, for any lost profits or special, indirect or consequential damages or (to the fullest extent a claim for punitive damages may lawfully be waived) any punitive damages arising out of, in connection with, or as a result of, this Agreement or any other Parity Lien Document or any agreement or instrument or transaction contemplated hereby or relating in any respect to any Indemnified Liability, and each of the Company, Holdings and their Affiliates hereto hereby forever waives, releases and agrees not to sue upon any claim for any such lost profits or special, indirect, consequential or (to the fullest extent lawful) punitive damages, whether or not accrued and whether or not known or suspected to exist in its favor.
(e)The agreements in this Section 8.10 will survive repayment of all other Parity Lien Obligations and the removal or resignation of the Collateral Trustee and termination of this Agreement.
Section 8.11Severability.  If any provision of this Agreement is invalid, illegal or unenforceable in any respect or in any jurisdiction, the validity, legality and enforceability of such provision in all other respects and of all remaining provisions, and of such provision in all other jurisdictions, will not in any way be affected or impaired thereby.
Section 8.12Headings.  Section headings herein have been inserted for convenience of reference only, are not to be considered a part of this Agreement and will in no way modify or restrict any of the terms or provisions hereof.
Section 8.13Obligations Secured.  All obligations of the Obligors set forth in or arising under this Agreement will be Parity Lien Obligations and are secured by all Liens granted by the Parity Lien Security Documents.
Section 8.14Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES (BUT GIVING EFFECT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATION LAW).

135376969.9 60

Section 8.15Consent to Jurisdiction.  All judicial proceedings brought against any party hereto arising out of or relating to this Agreement or any of the other Parity Lien Security Documents may be brought in any state or federal court of competent jurisdiction in the State, County and City of New York. By executing and delivering this Agreement, each party hereto irrevocably:
(a)submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such federal court.  Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Nothing in this Agreement shall affect any right that any party hereto may otherwise have to bring any action or proceeding relating to this Agreement in the courts of any jurisdiction; provided, that each Obligor irrevocably and unconditionally agrees that it will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against any Parity Lien Secured Party or any Affiliate of any Parity Lien Secured Party in any way relating to this Agreement or any other Parity Lien Document or the transactions relating hereto or thereto, in any forum other than the courts of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof;
(b)waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in clause (a) above, and waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court;
(c)agrees that service of all process in any such proceeding in any such court may be made by registered or certified mail, return receipt requested, to such party at its address provided in accordance with Section 8.7;
(d)agrees that service as provided in clause (c) above is sufficient to confer personal jurisdiction over such party in any such proceeding in any such court and otherwise constitutes effective and binding service in every respect; and
(e)agrees each party hereto retains the right to serve process in any other manner permitted by law.
Section 8.16Waiver of Jury Trial.  EACH PARTY TO THIS AGREEMENT WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING

135376969.9 61

UNDER THIS AGREEMENT OR ANY OF THE OTHER PARITY LIEN SECURITY DOCUMENTS OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT OR THE INTENTS AND PURPOSES OF THE OTHER PARITY LIEN SECURITY DOCUMENTS. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS AGREEMENT AND THE OTHER PARITY LIEN SECURITY DOCUMENTS, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY TO THIS AGREEMENT ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH PARTY HERETO RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH PARTY HERETO WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS. EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS Section 8.16 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER WILL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS OF OR TO THIS AGREEMENT OR ANY OF THE OTHER PARITY LIEN SECURITY DOCUMENTS OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING THERETO. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

Section 8.17Counterparts, Electronic Signatures.  This Agreement may be executed in any number of counterparts (including by facsimile), each of which when so executed and delivered will be deemed an original, but all such counterparts together will constitute but one and the same instrument. The parties hereto may sign this Agreement and any joinder, certificate or other deliverable hereunder and transmit the executed copy by electronic means, including facsimile or *.pdf files. The electronic copy of the executed Agreement and any such joinder, certificate or other deliverable hereunder is and shall be deemed an original signature. The words “execution,” “signed,” “signature,” and words of like import in shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
Section 8.18Effectiveness.  This Agreement will become effective upon the execution of a counterpart hereof by each of the parties hereto and written or telephonic authorization of delivery thereof.
Section 8.19Obligors and Additional Obligors.  The Company will cause each Person that hereafter becomes a Guarantor (as defined in the Loan Agreement), or that is required

135376969.9 62

by any Parity Lien Document to become a party to this Agreement, to become a party to this Agreement for all purposes of this Agreement, by causing such Person to execute and deliver to the Collateral Trustee a Collateral Trust Joinder, whereupon such Person will be bound by the terms hereof to the same extent as if it had executed and delivered this Agreement as of the date hereof.  The Company shall promptly provide each Parity Lien Representative with a copy of each Collateral Trust Joinder executed and delivered pursuant to this Section 8.19; provided that the failure to so deliver a copy of the Collateral Trust Joinder to any than existing Parity Lien Representative shall not affect the inclusion of such Person as an Obligor if the other requirements of this Section 8.19 are complied with.

Section 8.20Insolvency.

(a)This Agreement will be applicable both before and after the commencement of any Insolvency or Liquidation Proceeding. The relative rights, as provided for in this Agreement, will continue after the commencement of any such Insolvency or Liquidation Proceeding on the same basis as prior to the date of the commencement of any such case, as provided in this Agreement.

(b)Each of the holders of Bonds, holders of Term Loans, and holders of any other Parity Lien Debt shall be entitled to vote as separate classes with respect to any Plan of Reorganization and no such holder, the Bond Trustee, the Administrative Agent or the Collateral Trustee may propose, vote in favor of, or otherwise directly or indirectly support any Plan of Reorganization that is inconsistent with the priorities or other provisions of this Agreement.

(c)If in any Insolvency or Liquidation Proceeding, debt obligations of the reorganized debtor secured by Parity Liens upon any property of the reorganized debtor are distributed pursuant to a Plan of Reorganization then, to the extent the debt obligations distributed are secured by liens upon the same property, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such Plan of Reorganization and will apply with like effect to the liens securing such debt obligations.

Section 8.21Rights and Immunities of Parity Lien Representatives.  The Bond Trustee, the Administrative Agent, and the Collateral Trustee will be entitled, to the extent applicable to such Person, to all of the rights, protections, immunities and indemnities set forth in the Indenture and the Term Loan Agreement and any Parity Lien Representative will be entitled to all of the rights, protections, immunities and indemnities set forth in the credit agreement, indenture,  or other agreement governing the applicable Parity Lien Debt with respect to which such Person will act as representative, in each case as if specifically set forth herein. In no event will any Parity Lien Representative be liable for any act or omission on the part of the Obligors or the Collateral Trustee hereunder.
Section 8.22Force Majeure.  The Collateral Trustee shall not be liable for delays or failures in performance resulting from acts of God, strikes, lockouts, riots, acts of war, epidemics, governmental regulations superimposed after the fact, fire, communication line failures, computer viruses, power failures, earthquakes or other disasters or similar acts beyond its control.

135376969.9 63

Section 8.23Representations and Warranties.  The Collateral Trustee, each Obligor and each Parity Lien Representative represents and warrants to the others as of the date hereof (or, in the case of any Parity Lien Representative that becomes a party hereto after the date hereof, on the date that it becomes party hereto), that: (a) neither the execution and delivery of this Agreement nor its performance of its obligations hereunder, will violate, or result in a breach of the terms, conditions, or provisions of, or constitute a material default under, any other agreement to which it is now subject; (b) it has all requisite authority to execute, delivery and perform its obligations under this Agreement; and (c) this Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject only to applicable bankruptcy, insolvency or similar laws and general principles of equity.
Section 8.24Additional Persons Bound Hereby.  Each Parity Lien Secured Party (other than the Parity Lien Representative) and each holder of any Parity Lien Debt (other than the Parity Lien Representative) agrees, by virtue of becoming a Parity Lien Secured Party or a holder of any Parity Lien Debt, as applicable, that it shall be bound by the terms of this Agreement as if it were a party hereto.

[The remainder of this page is intentionally left blank.]

135376969.9 64

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed and delivered as of the date first above written.

/s/
MONTANA RENEWABLES HOLDINGS LLC
By: _/s/ Vincent Donargo____________________ Name: Vincent Donargo Title: Executive Vice President & Chief Financial Officer
MONTANA RENEWABLES, LLC
By: __/s/ Vincent Donargo______________________ Name: Vincent Donargo Title: Executive Vice President & Chief Financial Officer

[Signature Page – Collateral Trust Agreement]

WILMINGTON TRUST, NATIONAL ASSOCIATION, solely in its capacity as Collateral Trustee and not individually
By: /s/ Joy Holloway
Name: Joy Holloway Title: Vice President

[Signature Page – Collateral Trust Agreement]

DELAWARE TRUST COMPANY, solely in its capacity as Administrative Agent and not individually
By: /s/ Kelvin Vargas
Name: Kelvin Vargas Title: Vice President

[Signature Page – Collateral Trust Agreement]

Exhibit A

Form of Additional Parity Lien Debt Certificate

Reference is made to the Collateral Trust Agreement dated as of April 19, 2023 (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “Collateral Trust Agreement”), by and among Montana Renewables, LLC, a limited liability company organized under the laws of the State of Delaware (the “Company”), the other Obligors from time to time party thereto, Delaware Trust Company, as Administrative Agent, the other Parity Lien Representatives from time to time party thereto and Wilmington Trust, National Association, as Collateral Trustee.  Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Collateral Trust Agreement.  This Additional Parity Lien Debt Certificate is being executed and delivered in order to designate additional secured debt as Parity Lien Debt entitled to the benefit of the Collateral Trust Agreement.

The undersigned, the duly appointed [specify title] of the Company hereby certifies on behalf of the Company and not in [his/her] individual capacity that:

(A)the Company intends to incur additional Parity Lien Debt (“Additional Parity Lien Debt”) which is permitted by each applicable Parity Lien Document to be secured by a Parity Lien equally and ratably with all other Parity Lien Debt and such Additional Parity Lien Debt is not: (i) Indebtedness of the Company to any of its Subsidiaries or Affiliates, or (ii) Indebtedness incurred under the Working Capital Facility Credit Agreement or any Inventory Agreement;

(B) the name and address of the Parity Lien Debt Representative for the Additional Parity Lien Debt for purposes of Section 8.7 of the Collateral Trust Agreement is:

Telephone:

Fax:

(C)attached as Exhibit 1 hereto is a Reaffirmation Agreement duly executed by each Obligor, and

(D)the Company has caused a copy of this Additional Parity Lien Debt Certificate and the related Collateral Trust Joinder to be delivered to each existing Parity Lien Representative.

A-1

IN WITNESS WHEREOF, the Company has caused this Additional Parity Lien Debt Certificate to be duly executed by the undersigned officer as of                      , 20     .

MONTANA RENEWABLES, LLC

By
Name:
Title:

ACKNOWLEDGEMENT OF RECEIPT

The undersigned, the duly appointed Collateral Trustee under the Collateral Trust Agreement, hereby acknowledges receipt of an executed copy of this Additional Parity Lien Debt Certificate.

Wilmington Trust, National Association, as Collateral Trustee

By:
Name:
Title:

135376969.9 A-2

EXHIBIT 1 TO ADDITIONAL PARITY LIEN DEBT CERTIFICATE

FORM OF
REAFFIRMATION AGREEMENT

[ ] , 20[ ]

Reference is made to the Collateral Trust Agreement dated as of April 19, 2023 (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “Collateral Trust Agreement”), by and among Montana Renewables, LLC, a limited liability company organized under the laws of the State of Delaware, the other Obligors from time to time party thereto, Delaware Trust Company, as Administrative Agent, the other Parity Lien Representatives from time to time party thereto and Wilmington Trust, National Association, as Collateral Trustee.  Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Collateral Trust Agreement. This Reaffirmation Agreement is being executed and delivered as of the date first above written in connection with an Additional Parity Lien Debt Certificate of even date herewith which Additional Parity Lien Debt Certificate has designated additional Parity Lien Debt entitled to the benefit of the Collateral Trust Agreement.

Each of the undersigned hereby consents to the designation of additional secured debt as Parity Lien Debt as set forth in the Additional Parity Lien Debt Certificate of even date herewith and hereby confirms its respective guarantees, pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of each of the Parity Lien Documents to which it is party, and agrees that, notwithstanding the designation of such additional indebtedness or any of the transactions contemplated thereby, such guarantees, pledges, grants of security interests and other obligations, and the terms of each Parity Lien Document to which it is a party, shall continue to be in full force and effect.

THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES (BUT GIVING EFFECT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATION LAW).

Consent to Jurisdiction; Waiver of Jury Trial. The provisions of Section 8.15, Section 8.16 and Section 8.17 of the Collateral Trust Agreement will apply with like effect to this Reaffirmation Agreement.

IN WITNESS WHEREOF, each of the undersigned has caused this Reaffirmation Agreement to be duly executed as of the date written above.

[names of the Obligors]

Name:
Title:

135376969.9 A-3

Exhibit B

Form of

Collateral Trust Joinder (Additional Parity Lien Debt)

Reference is made to the Collateral Trust Agreement dated as of April 19, 2023 (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “Collateral Trust Agreement”), by and among Montana Renewables, LLC, a limited liability company organized under the laws of the State of Delaware (the “Company”), the other Obligors from time to time party thereto, Delaware Trust Company, as Administrative Agent, the other Parity Lien Representatives from time to time party thereto and Wilmington Trust, National Association, as Collateral Trustee.  Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Collateral Trust Agreement. This Collateral Trust Joinder is being executed and delivered pursuant to Section 4.8 of the Collateral Trust Agreement as a condition precedent to the debt for which the undersigned is acting as agent being entitled to the benefits of being Additional Parity Lien Debt under the Collateral Trust Agreement.

[1. Joinder. The undersigned, [    ], a [   ], (the “New Representative”) as [a secured hedge counterparty, trustee, administrative agent] under that certain [described applicable secured hedge agreement, indenture, credit agreement or other document governing the additional secured debt] hereby agrees to become party as a Parity Lien Representative under the Collateral Trust Agreement for all purposes thereof on the terms set forth therein, and to be bound by the terms of the Collateral Trust Agreement as fully as if the undersigned had executed and delivered the Collateral Trust Agreement as of the date thereof.]1

[1.][2.]               Additional Secured Debt Designation

The undersigned, on behalf of itself and each holder of Obligations in respect of the [Additional Notes][Series of Parity Lien Debt] for which the undersigned is acting as Parity Lien Representative hereby agrees, for the enforceable benefit of each existing and future holder of Parity Lien Obligations, the Collateral Trustee, all holders of each current and future Series of Parity Lien Debt and each other current and future Parity Lien Representative and as a condition to being treated as Parity Lien Debt under the Collateral Trust Agreement that:

(a)all Parity Lien Obligations will be and are secured equally and ratably by all Parity Liens at any time granted by any Obligor to secure any Obligations in respect of any [Additional Notes][Series of Parity Lien Debt], whether or not upon property otherwise constituting collateral for such Series of Parity Lien Debt (subject to the terms of the Collateral Trust Agreement, including Section 2.4 thereof), and that all such Parity Liens will be enforceable by the Collateral Trustee for the benefit of all holders of Parity Lien Obligations equally and ratably;

(b) the undersigned and each holder of Obligations in respect of the [Additional Notes][Series of Parity Lien Debt] for which the undersigned is acting as Parity Lien

1 Delete if Additional Parity Lien Debt constitutes Additional Notes or Guarantees thereof

B-1

Representative are bound by the provisions of the Collateral Trust Agreement, including the provisions relating to the ranking of Parity Liens and the order of application of proceeds from the enforcement of Parity Liens; and

(c)the Collateral Trustee shall perform its obligations under the Collateral Trust Agreement and the other Parity Lien Security Documents.

[[2.][3.] The Company hereby certifies and agrees as follows:

(a)the new secured hedge counterparty is an approved counterparty.

(b)The ISDA Master Agreement, including the related Schedules and Annexes (including the Lien Annex) thereto, dated on or about the date hereof, and each Confirmation (as defined thereunder) evidencing a transaction between the new secured hedge counterparty and the applicable Obligor (as each may be further amended, modified and supplemented and in effect from time to time) is intended to be considered, and deemed to be, for all purposes of the Parity Lien Documents, a secured hedge agreement.] 2

[2. ][3.] [4.] No Parity Lien Debt Default has occurred and is continuing under the Collateral Trust Agreement or any of the Parity Lien Documents.

[3.] [4.] [5.] THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES (BUT GIVING EFFECT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATION LAW)..

[4.] [5.][6.]Consent to Jurisdiction; Waiver of Jury Trial.  The provisions of Section 8.15, Section 8.16 and Section 8.17 of the Collateral Trust Agreement will apply with like effect to this Collateral Trust Joinder.

IN WITNESS WHEREOF, the parties hereto have caused this Collateral Trust Joinder to be executed by their respective officers or representatives as of [   ], 20[   ].

[insert name of the new representative or the Trustee]

Name:
Title:

2 To be inserted if the new Parity Lien Debt is under a Secured Hedge Agreement.

135376969.9 B-2

[MONTANA RENEWABLES, LLC

By
Name:
Title:]

The Collateral Trustee hereby acknowledges receipt of this Collateral Trust Joinder and agrees to act as Collateral Trustee for the [New Representative][Trustee] and the holders of the Obligations represented thereby:

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Trustee

By:
Name:
Title:

135376969.9 B-3

Exhibit C

Form of

Collateral Trust Joinder (Additional Obligor)

Reference is made to the Collateral Trust Agreement dated as of April 19, 2023 (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “Collateral Trust Agreement”), by and among Montana Renewables, LLC, a limited liability company organized under the laws of the State of Delaware, the other Obligors from time to time party thereto, Delaware Trust Company, as Administrative Agent, the other Parity Lien Representatives from time to time party thereto and Wilmington Trust, National Association, as Collateral Trustee.  Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Collateral Trust Agreement. This Collateral Trust Joinder is being executed and delivered pursuant to Section 8.19 of the Collateral Trust Agreement.

1.  Joinder.  The undersigned, [   ], a [   ], hereby agrees to become party as an Obligor under the Collateral Trust Agreement for all purposes thereof on the terms set forth therein, and to be bound by the terms of the Collateral Trust Agreement as fully as if the undersigned had executed and delivered the Collateral Trust Agreement as of the date thereof.

2.  Governing Law: THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES (BUT GIVING EFFECT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATION LAW).

3. Consent to Jurisdiction; Waiver of Jury Trial.  The provisions of Section 8.15, Section 8.16 and Section 8.17 of the Collateral Trust Agreement will apply with like effect to this Collateral Trust Joinder.

[The remainder of this page is intentionally left blank.]

C-1

IN WITNESS WHEREOF, the parties hereto have caused this Collateral Trust Joinder to be executed by their respective officers or representatives as of [ ], 20[ ].

[ ]

By:
Name:
Title:

The Collateral Trustee hereby acknowledges receipt of this Collateral Trust Joinder and agrees to act as Collateral Trustee with respect to the Collateral pledged by the new Obligor:

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Trustee

By:
Name:
Title:

C-2

Exhibit D

Form of

REVENUE ACCOUNT WITHDRAWAL Requisition

To:	Wilmington Trust, National Association, as Collateral Trustee (the “Collateral Trustee”)
Copy:	Delaware Trust Company, as Administrative Agent
Re:

Collateral Trust and Intercreditor Agreement, dated April 19, 2023 (as amended or otherwise modified from time to time, the “Collateral Trust Agreement”), entered into inter alios Montana Renewables, LLC (the “Company”) and the Collateral Trustee.

Requisition No. ___

This requisition is delivered to you pursuant to Section 3.2(c) of the Collateral Trust Agreement and covers the transfers from the Revenue Account, to the extent available, in accordance with the instructions set forth herein.  Capitalized terms used but not defined herein shall have the respective meanings assigned to such terms in the Collateral Trust Agreement.

The undersigned, on behalf of the Company hereby requests disbursement from the Revenue Account established under the Collateral Trust Agreement on the [_______] [___], 20[__] (such date, the “Transfer Date”), the amounts to the payees and Trust Accounts, all as set forth on Schedule 1 attached hereto.

In support of such request, the undersigned, on behalf of the Company, hereby represents and certifies to the Collateral Trustee as follows:

1.	The undersigned is an Authorized Company Representative.

2.	The Transfer Date is a Monthly Funding Date [and, with respect to item 10 of Schedule 1, is a Quarterly Funding Date][3].

3.	The amount set forth in item 1 of Schedule 1 does not exceed the Operating and Maintenance Expenses.

4.	The amount set forth in item 2 of Schedule 1 is an amount that is equal (on a pro rata basis with the amounts set forth in items 3 and 4 of Schedule 1) to the quotient of (a) the sum of (i) the interest due and payable with respect to the Bonds on the next succeeding Payment Date, plus (ii) the cumulative amount of any deficiencies of such transfers occurring since the preceding Payment Date, minus (iii) the amount of interest, profits and other income
[3]	Insert if an amount is specified in Line 10 of Schedule 1

D-1

on amounts received and/or expected to be received from the investment of moneys deposited in the Bond Debt Service Reserve Account that is in excess of the Tax Rebate Amount expected to be due and payable on the succeeding Payment Date and expected to be available to be applied to interest on the succeeding Payment Date, and (b) divided by 6.

5.	The amount set forth in item 3 of Schedule 1 is an amount equal on a pro rata basis with the amounts set forth in items 2 and 4 of Schedule 1) to the interest due and payable under the Term Loan (when and if made) on the next succeeding Payment Date, plus the cumulative amount of any deficiencies of such transfers occurring since the preceding Payment Date, divided by the number of months (not less than one) occurring between Payment Dates with respect to the Term Loan.

6.	The amount set forth in item 4 of Schedule 1 is an amount equal (on a pro rata basis with the amounts set forth in items 2 and 3 of Schedule 1) to the interest and ordinary course swap settlement payments, in each case, due and payable under the Stonebriar Sale Leaseback Obligations and any other Parity Debt on the next succeeding Payment Date, plus the cumulative amount of any deficiencies of such transfers occurring since the preceding Payment Date, divided by the number of months (not less than one) occurring between Payment Dates with respect to each.

7.	The amount set forth in item 5 of Schedule 1 is an amount equal (on a pro rata basis with the amounts set forth in items 6 and 7 of Schedule 1) to the quotient of (a) the sum of (i) the principal due and payable with respect to the Bonds on the next succeeding Payment Date, plus (ii) the cumulative amount of any deficiencies of such transfers occurring since the preceding Payment Date, minus (iii) the amount of interest, profits and other income on amounts received and/or expected to be received from the investment of moneys deposited in the Bond Debt Service Reserve Account that is in excess of the Tax Rebate Amount expected to be due and payable on the succeeding Payment Date and expected to be available to be applied to principal on the succeeding Payment Date, and (b) divided by 6.

8.	The amount set forth in item 6 of Schedule 1 is an amount equal (on a pro rata basis with the amounts set forth in items 5 and 7 of Schedule 1) to the quotient of (a) the sum of (i) the principal due and payable under the Term Loan (when and if made) on the next succeeding Payment Date, plus the cumulative amount of any deficiencies of such transfers occurring since the preceding Payment Date, divided by the number of months (not less than one) occurring between Payment Dates with respect to the Term Loan.

9.	The amount set forth in item 7 of Schedule 1 is an amount equal (on a pro rata basis with the amounts set forth in items 5 and 6 of Schedule 1) to the principal, letters of credit reimbursement obligations, and swap termination payments, in each case, due and payable under the Stonebriar Sale Leaseback Obligations and any other Parity Debt on the next succeeding Payment Date, plus the cumulative amount of any deficiencies of such transfers occurring since the preceding Payment Date, divided by the number of months (not less than one) occurring between Payment Dates with respect to each.

135376969.9 D-2

10.	The amount set forth in item 8 of Schedule 1 is an amount (on a pro rata basis with the amounts set forth in item 9 of Schedule 1) required to make the amount on deposit (taking into account the undrawn amount of any letters of credit posted therein) in the Bond Debt Service Reserve Deficiency Account to be equal to the Bond Debt Service Reserve Fund Requirement

11.	The amount set forth in item 9 of Schedule 1 is an amount (on a pro rata basis with the amounts set forth in item 8 of Schedule 1) required to make the amount on deposit (taking into account the undrawn amount of any letters of credit posted therein) in the Term Loan Debt Service Reserve Deficiency Account to be equal to the Term Loan Debt Service Reserve Fund Requirement.

Dated:  ______ __, 20__.

Montana Renewables, LLC
By: ____________________

Name:

Title:

135376969.9 D-3

Schedule 1 to the Revenue Account Withdrawal Requisition

Disbursements from Revenue Account To:

	Account	Amount
1	Operating and Maintenance Account	$ ________
2.	Bond Interest Sub-Account	$ ________
3.	Term Loan Interest Sub-Account	$ ________
4.	General Debt Interest Sub-Account	$ ________
5.	Bond Principal Sub-Account	$ ________
6.	Term Loan Principal Sub-Account	$ ________
7.	General Debt Principal Sub-Account	$ ________
8.	Bond Debt Service Reserve Deficiency Account	$ ________
9.	Term Loan Debt Service Reserve Deficiency Account	$ ________
10.	Surplus Account	$ ________

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Exhibit E

Form of

Operating and Maintenance Withdrawal Requisition

To:	Wilmington Trust, National Association, as Collateral Trustee (the “Collateral Trustee”)
Copy:	Delaware Trust Company, as Administrative Agent
Re:

Collateral Trust and Intercreditor Agreement, dated April 19, 2023 (as amended or otherwise modified from time to time, the “Collateral Trust Agreement”), entered into inter alios Montana Renewables, LLC (the “Company”) and the Collateral Trustee.

Date: [_______] [__], 20[__]

O&M Withdrawal Requisition No. ___

This requisition (this “O&M Withdrawal Requisition”) is delivered to you pursuant to Section 3.3(c) of the Collateral Trust Agreement and covers the transfers from the Operating and Maintenance Account, to the extent available, in accordance with the instructions set forth herein.  Capitalized terms used but not defined herein shall have the respective meanings assigned to such terms in the Collateral Trust Agreement.

With respect to this O&M Withdrawal Requisition, the Company hereby certifies that set forth in Annex A attached hereto is the following information: (a) the name of each Person to whom any such transfer is to be made, (b) the amount of each such transfer, (c) the date of each such transfer, and (d) the purpose for which the amount so transferred is to be applied (if not evident from the nature of the payment or identity of the intended payee).

The Company hereby instructs the Collateral Trustee to transfer, or cause to be transferred, monies on deposit in the Operating and Maintenance Account to the Operating Account in the aggregate amount or as otherwise indicated on Annex A attached hereto.  The Company certifies such instructions are in accordance with the applicable provisions of the Collateral Trust Agreement and further certifies in relation to this instruction that the amounts to be transferred or withdrawn from the Operating and Maintenance Account to pay the amounts that are specified in Annex A on the dates specified in such paragraphs constitute: (i) Administrative Fees and Expenses of the Parity Lien Secured Parties, and (ii) amounts for Operating and Maintenance Expenses due and payable or that will be incurred or become due and payable during the following 35 days.

[Signature Page Follows]

E-1

Yours faithfully,

Montana Renewables, LLC
By: _________________________________________
Authorized Representative of the Company

135376969.9 E-2

ANNEX A

to

O&M WITHDRAWAL REQUISITION NO. ___

INSTRUCTIONS

No.	Transfer Date	Amount	From	To	Purpose
[1.]	[Insert relevant date]	$[_______]	Operating and Maintenance Account	[the Operating Account or insert other payment instructions]

135376969.9 E-3

Exhibit F

Form of

DEBT SERVICE WITHDRAWAL REQUISITION

To:	Wilmington Trust, National Association, as Collateral Trustee (the “Collateral Trustee”)
Copy:	Delaware Trust Company, as Administrative Agent
Re:

Collateral Trust and Intercreditor Agreement, dated April 19, 2023 (as amended or otherwise modified from time to time, the “Collateral Trust Agreement”), entered into inter alios Montana Renewables, LLC (the “Company”) and the Collateral Trustee.

Transfer Date: [_______] [__], 20[__]

Debt Service Withdrawal Requisition No. ___

This requisition (this “Debt Service Withdrawal Requisition”) is delivered to you pursuant to Section 3.4(c) of the Collateral Trust Agreement and covers the transfers from each applicable Debt Service Transfer Account to be made on [_______] [__], 20[__] (herein referred to as the “Transfer Date”), to the extent available, in accordance with the instructions set forth herein.  Capitalized terms used but not defined herein shall have the respective meanings assigned to such terms in the Collateral Trust Agreement.

With respect to this Debt Service Withdrawal Requisition, the Company hereby certifies (a) the Transfer Date is a Payment Date and (b) that set forth in Annex A attached hereto is the following information: (i) the name of each applicable Debt Service Transfer Account from which any transfer is to be made on the Transfer Date (ii) the name of each applicable holder of Indebtedness to whom any such transfer is to be made, (iii) the amount of each such transfer and (iv) the address or wire transfer instructions required for each such transfer.

The Company hereby instructs the Collateral Trustee to transfer, or cause to be transferred, monies on deposit in each applicable Debt Service Transfer Account as indicated on Annex A attached hereto.  The Company certifies such instructions are in accordance with the applicable provisions of the Collateral Trust Agreement.

[Signature Page Follows]

F-1

Yours faithfully,

Montana Renewables, LLC
By: _________________________________________
Authorized Representative of the Company

F-2

ANNEX A

to

DEBT SERVICE WITHDRAWAL REQUISITION NO. ___

INSTRUCTIONS

Transfer Date: [_______] [__], 20[__]

No.	Transfer Date	Amount	From	To
[1.]	[insert Transfer Date]	$[_______]	[insert the name of the applicable Debt Service Transfer Account]	[insert the name of the relevant holder of Indebtedness and such holder’s wiring or other payment instructions]

135376969.9 F-3

Exhibit G

Form of

Insurance/Condemnation and Disposition Proceeds

Withdrawal Requisition

To:	Wilmington Trust, National Association, as Collateral Trustee (the “Collateral Trustee”)
Copy:	Delaware Trust Company, as Administrative Agent
Re:

Collateral Trust and Intercreditor Agreement, dated April 19, 2023 (as amended or otherwise modified from time to time, the “Collateral Trust Agreement”), entered into inter alios Montana Renewables, LLC (the “Company”) and the Collateral Trustee.

Date: [_______] [__], 20[__]

Insurance/Condemnation and Disposition Proceeds Withdrawal Requisition No. ___

This requisition (this “Insurance/Condemnation and Disposition Proceeds Withdrawal Requisition”) is delivered to you pursuant to Section 3.9(c) of the Collateral Trust Agreement and covers the transfers from the Insurance/Condemnation and Disposition Proceeds Account, to the extent available, in accordance with the instructions set forth herein.  Capitalized terms used but not defined herein shall have the respective meanings assigned to such terms in the Collateral Trust Agreement.

With respect to this Insurance/Condemnation and Disposition Proceeds Withdrawal Requisition, the Company hereby certifies that set forth in Annex A attached hereto is the following information: (a) in the case of (i) a transfer to certain payees or accounts pursuant to Section 3.9(c)(i) of the Collateral Trust Agreement, the name of each Person to whom any such transfer is to be made and (ii) a transfer to a Term Lender pursuant to Section 3.9(c)(ii) of the Collateral Trust Agreement, the name of the applicable Term Lender to whom any such transfer is to be made (b) the amount of each such transfer, (c) the date of each such transfer, (d) in the case of payment to a Person, the address or wire transfer instructions required for each such transfer and (e) the purpose for which the amount so transferred is to be applied (if not evident from the nature of the payment or identity of the intended payee).

The Company hereby instructs the Collateral Trustee to transfer, or cause to be transferred, monies on deposit in the Insurance/Condemnation and Disposition Proceeds Account as indicated on Annex A attached hereto.  The Company certifies such instructions are in accordance with the applicable provisions of the Collateral Trust Agreement and further certifies in relation to this instruction that the amounts to be transferred or withdrawn from the Insurance/Condemnation and Disposition Proceeds Account to pay the amounts that are specified in Annex A on the dates specified in such paragraphs constitute amounts for the account of applicable payees or the Term

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Lenders, in each case, in accordance with and to the extent permitted under each Parity Lien Document.

[Signature Page Follows]

135376969.9 G-2

Yours faithfully,

Montana Renewables, LLC
By: _________________________________________
Authorized Representative of the Company

135376969.9 G-3

ANNEX A

to

INSURANCE/CONDEMNATION AND DISPOSITION PROCEEDS

WITHDRAWAL REQUISITION NO. ___

INSTRUCTIONS

No.	Transfer Date	Amount	From	To	Purpose[4]
[1.]	[insert relevant date]	$[_______]	Insurance/ Condemnation and Disposition Proceeds Account	[insert payee name and wiring or other payment instructions] / [insert name of Term Lender]

4 Provide a purpose only if such amount is being paid to a payee pursuant to Section 3.8(c)(i) of the Collateral Trust Agreement.

135376969.9 G-4

Exhibit H

Form of

DEBT PROCEEDS WITHDRAWAL REQUISITION

To:	Wilmington Trust, National Association, as Collateral Trustee (the “Collateral Trustee”)
Copy:	Delaware Trust Company, as Administrative Agent
Re:

Collateral Trust and Intercreditor Agreement, dated April 19, 2023 (as amended or otherwise modified from time to time, the “Collateral Trust Agreement”), entered into inter alios Montana Renewables, LLC (the “Company”) and the Collateral Trustee.

Date: [_______] [__], 20[__]

Debt Proceeds Withdrawal Requisition No. ___

This requisition (this “Debt Proceeds Withdrawal Requisition”) is delivered to you pursuant to Section 3.10(c) of the Collateral Trust Agreement and covers the transfers from the Debt Proceeds Account, to the extent available, in accordance with the instructions set forth herein.  Capitalized terms used but not defined herein shall have the respective meanings assigned to such terms in the Collateral Trust Agreement.

With respect to this Debt Proceeds Withdrawal Requisition, the Company hereby certifies that set forth in Annex A attached hereto is the following information: (a) to the extent any such transfer shall be made to a Term Lender pursuant to Section 3.10(c)(ii) of the Collateral Trust Agreement, the name of the applicable Term Lender to whom any such transfer is to be made, (b) the amount of each such transfer and (c) the date of each such transfer.

The Company hereby instructs the Collateral Trustee to transfer, or cause to be transferred, monies on deposit in the Debt Proceeds Account as indicated on Annex A attached hereto.  The Company certifies such instructions are in accordance with the applicable provisions of the Collateral Trust Agreement and further certifies in relation to this instruction that the amounts to be transferred or withdrawn from the Debt Proceeds Account to pay the amounts that are specified in Annex A on the dates specified in such paragraphs constitute amounts for the account of the Term Lenders or are to be deposited into the Revenue Account.

[Signature Page Follows]

H-1

Yours faithfully,

Montana Renewables, LLC
By: _________________________________________
Authorized Representative of the Company

135376969.9 H-2

ANNEX A

to

DEBT PROCEEDS WITHDRAWAL REQUISITION NO. ___

INSTRUCTIONS

No.	Transfer Date	Amount	From	To
[1.]	[insert relevant date]	$[_______]	Debt Proceeds Account	[Revenue Account] / [insert name of Term Lender]

135376969.9 H-3

Exhibit I

Form of

SURPLUS WITHDRAWAL Requisition

To:	Wilmington Trust, National Association, as Collateral Trustee (the “Collateral Trustee”)
Copy:	Delaware Trust Company, as Administrative Agent
Re:

Collateral Trust and Intercreditor Agreement, dated April 19, 2023 (as amended or otherwise modified from time to time, the “Collateral Trust Agreement”), entered into inter alios Montana Renewables, LLC (the “Company”) and the Collateral Trustee.

Surplus Requisition No. ___

This requisition is delivered to you pursuant to Section 3.11(c) of the Collateral Trust Agreement and covers the transfers from the Surplus Account, to the extent available, in accordance with the instructions set forth herein. Capitalized terms used but not defined herein shall have the respective meanings assigned to such terms in the Collateral Trust Agreement.

The undersigned, on behalf of the Company hereby requests disbursement from the Surplus Account established under the Collateral Trust Agreement on the [_______] [___], 20[__] (such date, the “Transfer Date”), the amounts to the payees and Trust Accounts, all as set forth on Schedule 1 attached hereto.

In support of such request, the undersigned, on behalf of the Company, hereby represents and certifies to the Collateral Trustee as follows:

1.	The undersigned is an Authorized Company Representative.

2.	The Transfer Date is a Monthly Funding Date [and Quarterly Funding Date] [and, with respect to item [__] of Schedule 1, is a Distribution Date][5].

3.	The amount set forth in item [__] of Schedule 1 is required since the amounts on deposit in the Revenue Account is insufficient to make the transfers set forth in Section 3.2(c)(i) to Section 3.2(c)(v) of the Collateral Trust Agreement and is made in accordance with Section 3.3(f) and Section 3.11(c)(i) of the Collateral Trust Agreement.

4.	The amount set forth in item [__] of Schedule 1 is required to make the Excess Cash Flow Prepayment.

[5]	Insert if a Restricted Payment is expected to be made.

5.	The amount set forth in item [__] of Schedule 1 is an amount equal to scheduled principal and interest payable under the Intercompany Loan Agreement, and each of the applicable conditions to the making of such payment set forth in each of the Parity Lien Documents have been (or will be) satisfied on the Transfer Date.

6.	The amount set forth in item [__] of Schedule 1 is an amount equal to the Permitted Tax Payment required to be made on such Quarterly Funding Date pursuant to the Organizational Documents of Company and Holdings, and each of the applicable conditions to the making of such Permitted Tax Payment set forth in each of the Parity Lien Documents have been (or will be) satisfied on the proposed Transfer Date.

7.	The amount set forth in item [__] of Schedule 1 is a Restricted Payment, and each of the applicable conditions to the making of a Restricted Payment set forth in each of the Parity Lien Documents have been (or will be) satisfied on the Transfer Date.

[Signature Pages follow]

135376969.9 I-2

Dated:  ______ __, 20__.

Montana Renewables, LLC
By: ____________________

Name:

Title:

[EACH PARITY LIEN REPRESENTATIVE][6]
By: ____________________

Name:

Title:

6 Note to Draft: Certificate to be countersigned by each Parity Lien Representative if transfers pursuant to 3.10(c)(iv) or (v) are contemplated.

Schedule 1 to the Surplus Account Withdrawal Requisition

No.	Transfer Date	Amount	From	To
1.	[insert relevant date]	$[_______]	Surplus Account	[insert name of Trust Account]
2.	[insert relevant date]	$[_______]	Surplus Account	[insert name of Term Lender]
4.	[insert relevant date]	$[_______]	Surplus Account	[insert name of Payees]
5.	[insert relevant date]	$[_______]	Surplus Account	[insert name of Payees]
6.	[insert relevant date]	$[_______]	Surplus Account	[insert name of Payees]

Exhibit J

Form of

DEBT SERVICE DEFICIENCY CERTIFICATE

To:	Wilmington Trust, National Association, as Collateral Trustee (the “Collateral Trustee”)
Copy:	Delaware Trust Company, as Administrative Agent
Re:

Collateral Trust and Intercreditor Agreement, dated April 19, 2023 (as amended or otherwise modified from time to time, the “Collateral Trust Agreement”), entered into inter alios Montana Renewables, LLC (the “Company”) and the Collateral Trustee.

Debt Service Deficiency Certificate No. ___

This certificate is delivered to you pursuant to Section 3.4(d) of the Collateral Trust Agreement. Capitalized terms used but not defined herein shall have the respective meanings assigned to such terms in the Collateral Trust Agreement.

The undersigned hereby notifies the Collateral Trustee that the balance in the [insert applicable Debt Service Transfer Account] (the “Applicable Debt Service Account”) is insufficient to pay the amounts due to [insert applicable lender or other Parity Lien Secured Parties] (the “Applicable Secured Party”) on [_______] [___], 20[__] (the “Payment Date”). The amounts due to the Applicable Secured Party on the Payment Date is $[____] and the amounts on balance in the Applicable Debt Service Account is $[___]. Pursuant to Section 3.4(d), the Collateral Trustee is authorized to transfer $[____] from [insert name of Trust Account] to the [insert applicable Debt Service Transfer Account], and we hereby request the Collateral Trustee to effect such transfers prior to the Payment Date.

[Signature Pages follow]

J-1

Dated:  ______ __, 20__.

[MONTANA RENEWABLES, LLC] [DELAWARE TRUST COMPANY] [BOND TRUSTEE]
By: ____________________

Name:

Title:

J-2